Exhibit 10.11

SERVICES AGREEMENT

This Services Agreement (this “Agreement”) is made as of ____________, 2006 by and among Anthem Securities, Inc., a Pennsylvania corporation (“Anthem”), and Atlas America, Inc., a Delaware corporation (“Atlas America”).

WHEREAS, Anthem and Atlas America desire to enter into an agreement setting forth the terms on which Anthem will perform certain Services (as defined below) for Atlas America.

NOW, THEREFORE, in consideration for the mutual promises herein contained, the parties agree as follows:

Section 1. Appointment. Anthem agrees to provide to Atlas America, upon Atlas America’s request, dealer/manager services (the “Services”) on substantially the same terms set forth in Exhibit A hereto (with respect to a private offering) and Exhibit B hereto (with respect to a public offering). Nothing in this Agreement shall prohibit Atlas America from contracting with other parties in order to provide all or part of the Services.

Section 2. Expense Allocation. Except as otherwise provided in the dealer-manager agreements into which the parties shall enter, Atlas America will pay to Anthem all direct and indirect costs incurred in connection with providing the Services to it, including its allocable share of Anthem’s salaries, rent, telephone service, accounting and legal services, travel, office equipment, insurance, office supplies, postage, taxes, utilities and membership and registration fees (collectively, the “Expenses”). Anthem shall submit to Atlas America, no less frequently than monthly, a reasonably itemized invoice for the Expenses. The Expenses shall include all expenses incurred in the current month even though such expenses may relate to a prior period, and shall also include (to the extent reasonably determinable and subject to final “trueing up” to actual) amounts accrued for employee bonuses but that are to be paid in subsequent periods. Anthem may pay Expenses properly allocable to Atlas America from time to time and shall be entitled to reimbursement for such Expenses, subject to the provisions of this Section 2.

Section 3. Independent Contractor. For all purposes of this Agreement, Anthem shall be an independent contractor and not an employee or dependent agent of Atlas America; nor shall anything herein be construed as making Atlas America a partner or co-venturer with Anthem. Except as provided in this Agreement or as may otherwise be delegated to Anthem from time to time by Atlas America in writing, Anthem shall not have any authority to bind, obligate or represent Atlas America, and shall be subject to none of the fiduciary duties of a partner, director or officer in respect of Atlas America. This Agreement establishes and limits by its terms Anthem’s obligations to the Company.

Section 4. Notices. All notices or requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by telecopier to such party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not

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received during the recipient’s normal business hours. All notices to be sent to a party pursuant to this Agreement shall be sent to or made at the address set forth below such party’s signature to this Agreement, or at such other address as such party may stipulate to the other parties in the manner provided in this Section.

Section 5. No Third Party Beneficiaries. No third party or creditor of either of the parties to this Agreement shall have any rights hereunder. For the avoidance of doubt, there shall be no third-party beneficiaries to this Agreement and no person other than a party hereto shall be entitled to enforce any rights or obligations hereunder.

Section 6. Assignment. This Agreement may not be assigned, nor may any obligations hereunder be transferred or delegated, by either party without the prior written consent of the other party (except as otherwise provided herein). The foregoing shall not prevent an assignment by either party in connection with any transaction which does not result in a change of its actual control or management. This Agreement shall bind and inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 7. Modification; Waiver. Except as otherwise expressly provided herein, this Agreement shall not be amended, nor shall any provision of this Agreement be considered modified or waived, unless evidenced by a writing signed by the party to be charged with such amendment, waiver or modification. A waiver on one occasion will not be deemed to be a waiver of the same or any other breach on a future occasion.

Section 8. Governing Law. THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

Section 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have hereunto caused this Agreement to be duly executed as of the date first written above.

ANTHEM SECURITIES, INC.

By:
Name:
Title:

Address for Notice:	311 Rouser Road Moon Township, PA 15108

Telecopy Number:	(412) 262-2820

ATLAS AMERICA, INC.

By:
Name:
Its:

Address for Notice:	311 Rouser Road Moon Township, PA 15108

Telecopy Number:	(412) 262-2820

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EXHIBIT A

DEALER-MANAGER AGREEMENT

FOR

ANTHEM SECURITIES, INC.

ANTHEM SECURITIES, INC.

DEALER-MANAGER AGREEMENT

Exhibit A – Escrow Agreement

Exhibit B – Selling Agent Agreement

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ANTHEM SECURITIES, INC.

DEALER-MANAGER AGREEMENT

(Best Efforts)

RE:

Anthem Securities, Inc.

P.O. Box 926

Coraopolis, Pennsylvania 15108-0926

Gentlemen:

The undersigned,                            , which is referred to as the “Managing General Partner,” on behalf of                             , which is referred to as the “Partnership,” is an offering of up to             investor general partner interests and limited partner interests, which are referred to as “Units,” in the Partnership. The Managing General Partner on behalf of the Partnership hereby confirms its agreement with you, as Dealer-Manager, as follows:

1.	Description of Program and Units.

(a)	, a company, is the sole Managing General Partner of the Partnership, which was formed as a limited partnership under the Act.

(b)	The Units being offered and the offering are described in the Private Placement Memorandum dated , which is referred to as the “Private Placement Memorandum.” The Managing General Partner has packaged each numbered Private Placement Memorandum, together with a copy of each item of sales materials that it has approved for use with potential investors in the Partnership, which are collectively referred to as the “Sales Literature,” in kits, which are referred to as the “Private Placement Memorandum Kits.”

Terms defined in the Private Placement Memorandum and not otherwise defined in this Agreement shall have the meanings set forth in the Private Placement Memorandum.

(c)	The Partnership will issue and sell the Units at a price of $ per Unit subject to the discounts set forth in Section 4(c) of this Agreement for certain investors. Subject to the receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $ in the Partnership by its Offering Termination Date as described in the Private Placement Memorandum (the “Offering Termination Date”), the Managing General Partner may break escrow and use the subscription proceeds for the Partnership’s drilling activities, which is referred to as the “Initial Closing Date.” The subscription period for the Partnership will be as described in the Private Placement Memorandum. Also, the maximum subscription proceeds must not exceed $ million.

The Managing General Partner will notify you and the “Selling Agents,” as defined below, of the Initial Closing Date for the Partnership.

The Managing General Partner, its officers, directors, and affiliates may buy, for investment purposes only, the number of Units equal to the minimum subscription proceeds of $              required for the Partnership to begin operations.

2.	Representations, Warranties and Agreements of the Managing General Partner. The Managing General Partner represents and warrants to and agrees with you that:

(a)	The Units have not been and will not be registered with the Securities and Exchange Commission, which is referred to as the “Commission.” So far as is under the control of the Managing General Partner the Units will be offered and sold in reliance on the exemption provided by Regulation D, which is referred to as “Regulation D,” promulgated under Section 4(2) of the Securities Act of 1933, as amended, which is referred to as the “Act.”

(b)	The Managing General Partner shall provide to you for delivery to all offerees and purchasers and their representatives the information and documents that the Managing General Partner deems appropriate to comply with Regulation D and any exemptions under applicable state securities acts, which are referred to as the “Blue Sky” laws.

(c)	The Units when issued will be duly authorized and validly issued as set forth in the Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership, which is referred to as the “Partnership Agreement,” the form of which is included as Exhibit (A) to the Private Placement Memorandum, and subject only to the rights and obligations set forth in the Partnership Agreement or imposed by the laws of the state of formation of the Partnership or of any jurisdiction to the laws of which the Partnership is subject.

(d)	The Partnership was duly formed under the laws of the State of Delaware and is validly existing as a limited partnership in good standing under the laws of Delaware with full power and authority to own its properties and conduct its business as described in the Private Placement Memorandum.

The Partnership will be qualified to do business as a limited partnership or similar entity offering limited liability in those jurisdictions where the Managing General Partner deems the qualification necessary to assure limited liability of the limited partners.

(e)	The Private Placement Memorandum, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading.

3.	Grant of Authority to the Dealer-Manager.

(a)	Based on the representations and warranties contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Managing General Partner appoints you as the Dealer-Manager for the Partnership and gives you the exclusive right during the offering period as described in the Private Placement Memorandum to solicit subscriptions for the Units on a “best efforts” basis in all states.

(b)	You agree to use your best efforts to effect sales of the Units and to form and manage a selling group composed of soliciting broker/dealers, which are referred to as the “Selling Agents,” each of which shall be a member of the National Association of Securities Dealers, Inc., which is referred to as the “NASD,” and shall enter into a “Selling Agent Agreement” in substantially the form attached to this Agreement as Exhibit “B.”

The Managing General Partner shall have three business days after the receipt of an executed Selling Agent Agreement to refuse that Selling Agent’s participation.

4.	Compensation and Fees.

(a)	As Dealer-Manager you shall receive from the Managing General Partner the following compensation, based on each Unit sold to investors in the Partnership and whose subscriptions for Units are accepted by the Managing General Partner:

(i)	a % Dealer-Manager fee;

(ii)	a % Sales Commission;

(iii)	a % nonaccountable marketing expense fee; and

(iv)	a % nonaccountable due diligence fee.

(b)	All or a portion of the Sales Commissions, the nonaccountable due diligence fee and the nonaccountable marketing expense fee may be reallowed to the Selling Agents. Additionally, you may reduce the % nonaccountable marketing expense fee payable to the Selling Agents as set forth in Section 2(a)(iii) of the Selling Agent Agreement and you may reduce the % nonaccountable due diligence fee payable to the Selling Agents as set forth in Section 2(a)(ii) of the Selling Agent Agreement. Of the % Dealer-Manager fee, some or all may be reallowed to the wholesalers for subscriptions obtained through their efforts. You shall retain any of the % Dealer-Manager fee, the Sales Commissions, the % nonaccountable marketing expense fee and the % nonaccountable due diligence fee not reallowed to the Selling Agents or the wholesalers.

(c)	Notwithstanding the foregoing:

(i)	the Managing General Partner, its officers, directors, and affiliates, and investors who buy Units through the officers and directors of the Managing General Partner, may subscribe to Units for a subscription price reduced by the % Dealer-Manager fee, the % Sales Commission, the % nonaccountable marketing expense fee, and the % nonaccountable due diligence fee which shall not be paid to you; and

(ii)	registered investment advisors and their clients and Selling Agents and their registered representatives and principals may subscribe to Units for a subscription price reduced by the % Sales Commission, which shall not be paid to you, although their subscription price shall not be reduced by the % Dealer-Manager fee, the % nonaccountable marketing expense fee, and the % nonaccountable due diligence fee which shall be paid to you.

No more than % of the total Units offered shall be sold in the Partnership with the discounts described above.

(d)	Pending receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $ in the Partnership, excluding the subscription discounts set forth in Section 4(c) of this Agreement, all proceeds received by you from the sale of Units in the Partnership shall be held in a separate interest bearing escrow account as provided in Section 15 of this Agreement.

Unless at least the minimum subscription proceeds of $                 as described above are received on or before the Offering Termination Date of the Partnership, as described in Section 1 of this Agreement, the offering of Units in the Partnership shall be terminated, in which event:

(i)	the % Dealer-Manager fee, the % Sales Commission, the % nonaccountable marketing expense fee, and the % nonaccountable due diligence fee set forth in Section 4(a) of this Agreement shall not be payable to you;

(ii)	all funds advanced by subscribers shall be returned to them with interest earned; and

(iii)	you shall deliver a termination letter in the form provided to you by the Managing General Partner to each of the subscribers and to each of the offerees previously solicited by you and the Selling Agents in connection with the offering of the Units.

(e)	Except as otherwise provided below, the fees and Sales Commissions set forth in Section 4(a) of this Agreement shall be paid to you within five business days after the following:

(i)	at least the minimum subscription proceeds of $ as described above have been received by the Partnership and accepted by the Managing General Partner; and

(ii)	the Partnership’s subscription proceeds have been released from the escrow account to the Managing General Partner.

You shall reallow to the Selling Agents and the wholesalers their respective fees and Sales Commissions as set forth in Section 4(b) of this Agreement.

Thereafter, your fees and Sales Commissions shall be paid to you approximately every two weeks until the Offering Termination Date for the Partnership. All your remaining fees and Sales Commissions shall be paid by the Managing General Partner no later than fourteen business days after the Offering Termination Date for the Partnership.

5.	Covenants of the Managing General Partner. The Managing General Partner covenants and agrees that:

(a)	The Managing General Partner shall deliver to you ample copies of the Private Placement Memorandum Kit and all amendments or supplements to the Private Placement Memorandum.

(b)	If any event affecting the Partnership or the Managing General Partner occurs that in the opinion of the Managing General Partner should be set forth in a supplement or amendment to the Private Placement Memorandum, then the Managing General Partner shall promptly at its expense prepare and furnish to you a sufficient number of copies of a supplement or amendment to the Private Placement Memorandum so that it, as so supplemented or amended, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading.

6.	Representations and Warranties of the Dealer-Manager. You, as the Dealer-Manager, represent and warrant to the Managing General Partner that:

(a)	You are a corporation duly organized, validly existing and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

(b)	This Agreement when accepted and approved by you shall be duly authorized, executed, and delivered by you and shall be a valid and binding agreement on your part in accordance with its terms.

(c)	The consummation of the transactions contemplated by this Agreement and the Private Placement Memorandum shall not result in the following:

(i)	any breach of any of the terms or conditions of, or a default under your Articles of Incorporation or Bylaws; or any other indenture, agreement, or other instrument to which you are a party; or

(ii)	any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or your affiliates.

(d)	You are not subject to any disqualification described in Rule 505(b)(2)(iii) of Regulation D.

You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the “Act of 1934,” as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Private Placement Memorandum. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

(e)	Pursuant to your appointment as Dealer-Manager, you shall use your best efforts to exercise the supervision and control that you deem necessary and appropriate to the activities of you and the Selling Agents to comply with all the provisions of Regulation D, insofar as Regulation D applies to your and their activities under this Agreement. Further, you and the Selling Agents shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, and 2750, and specifically you agree as set forth below.

(i)	You agree to advise the Managing General Partner in writing of each state in which you and the Selling Agents propose to offer or sell the Units; and you shall not, nor shall you permit any Selling Agent, to offer or sell the Units in any state until you have been advised in writing by the Managing General Partner, or the Managing General Partner’s special counsel, that the offer or sale of the Units:

(1)	has been qualified in the state;

(2)	is exempt from the qualification requirements imposed by the state; or

(3)	the qualification is otherwise not required.

(ii)	Units shall not be offered and/or sold by you or the Selling Agents by means of any form of general solicitation or general advertising, including, but not limited to, the following:

(1)	any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio;

(2)	any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or

(3)	any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

(iii)	You agree and shall require any Selling Agent to agree to provide each offeree with the following:

(1)	a complete Private Placement Memorandum Kit, which includes a numbered copy of the Private Placement Memorandum, all exhibits incorporated in the Private Placement Memorandum and, without exception, all of the Sales Literature; and

(2)	any numbered supplement or amendment to the Private Placement Memorandum as set forth in (iv) below.

Also, each Private Placement Memorandum Kit includes a copy of the following Sales Literature:

(1)	a flyer entitled “ “;

(2)	a brochure entitled “Frequently Asked Questions”; and

(3)	possibly other supplementary materials.

Further, you and the Selling Agents shall keep file memoranda indicating by number to whom each Private Placement Memorandum Kit, including without exception, the Sales Literature, and supplement or amendment to the Private Placement Memorandum was delivered.

(iv)	When any supplement or amendment to the Private Placement Memorandum is prepared and delivered to you by the Managing General Partner, you agree and shall require any Selling Agent to agree as follows:

(1)	to distribute each supplement or amendment to the Private Placement Memorandum, identified by number, to every person who has previously received a Private Placement Memorandum Kit from you and/or the Selling Agent;

(2)	to include each supplement or amendment in all future deliveries of any Private Placement Memorandum Kit; and

(3)	to keep file memoranda indicating to whom each supplement or amendment was delivered.

(v)	In connection with any offer or sale of the Units, you agree and shall require any Selling Agent to agree, to the following:

(1)	to comply in all respects with statements set forth in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

(2)	not to make any statement inconsistent with the statements in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

(3)	not to make any untrue or misleading statements of a material fact in connection with the Units; and

(4)	not to provide any written information, statements, or sales materials other than the Private Placement Memorandum, the Sales Literature, and any supplements or amendments to the Private Placement Memorandum unless approved in writing by the Managing General Partner.

(vi)	You and the Selling Agents shall advise each offeree of Units in the Partnership at the time of the initial offering to him that the Partnership and the Managing General Partner shall during the course of the offering and a reasonable time before sale accord him the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent possessed by the Partnership or the Managing General Partner or obtainable by either of them without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Private Placement Memorandum.

(vii)	Before the sale of any of the Units, you and the Selling Agents shall make reasonable inquiry to determine if the offeree is acquiring the Units for his own account or on behalf of other persons, and that the offeree understands the limitations on the offeree’s disposition of the Units set forth in Rule 502(d) of Regulation D. This includes a determination by you and the Selling Agents that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Units have not been registered under the Act and, thus, cannot be sold unless the Units are subsequently registered under the Act or an exemption from registration under the Act is available.

(viii)	Before the sale of any of the Units you and the Selling Agents shall have reasonable grounds to believe that each subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(ix)	Units shall not be sold by you or the Selling Agents to anyone whom you or the Selling Agent reasonably believes is not an accredited investor.

(x)	You agree to use your best efforts in the solicitation and sale of the Units and to coordinate and supervise the efforts of the Selling Agents, and you shall require any Selling Agent to agree to use its best efforts in the solicitation and sale of the Units, including that:

(1)	the Selling Agents comply with all the provisions of Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

(2)	the prospective purchasers meet the suitability requirements set forth in the Private Placement Memorandum, the Subscription Agreement, and this Agreement; and

(3)	the prospective purchasers properly complete the following forms, which will be included in the Partnership’s subscription packet as exhibits to the Private Placement Memorandum:

(A)	the Subscription Agreement and Annex A attached to the Subscription Agreement [Exhibit (I-B)]; and

(B)	the Execution Page and Purchaser Questionnaire [Exhibit (C)];

together with any additional forms provided in any supplement or amendment to the Private Placement Memorandum, or otherwise provided to you by the Managing General Partner to be completed by prospective purchasers.

The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in Section 16 of this Agreement.

(xi)	Although not anticipated, if you assist in any transfers of the Units, then you shall comply, and you shall require any Selling Agent to comply, with the requirements of Rule 2810(b)(2)(B) and (b)(3)(D) of the NASD Conduct Rules.

(xii)	You agree and covenant that:

(1)	the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

(2)	you shall have fulfilled all your obligations under this Agreement at the applicable closing date.

(xiii)	You agree and covenant that you will not distribute a Private Placement Memorandum Kit to any offeree with whom you do not have a pre-existing substantive relationship as defined from time to time by the Commission, and you shall require each Selling Agent to agree to the same. As of the date of this Agreement, the term “pre-existing substantive relationship” with a potential offeree means the following:

(1)	your relationship with the offeree was established before the beginning of the offering of Units in the Partnership, which is ; and

(2)	you have sufficient information concerning the offeree to determine the offeree’s current sophistication and financial circumstances, including that the offeree has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Partnership.

7.	State Securities Registration. Incident to the offer and sale of the Units, the Managing General Partner shall use its best efforts either in taking:

(a)	all necessary action and filing all necessary forms and documents deemed reasonable by it in order to qualify or register Units for sale under the securities laws of the states requested by you pursuant to Section 6(e)(i) of this Agreement; or

(b)	any necessary action and filing any necessary forms deemed reasonable by it in order to obtain an exemption from qualification or registration in those states.

Notwithstanding, the Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. The Managing General Partner and its counsel shall inform you as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or Blue Sky laws of those states and jurisdictions. The Managing General Partner, however, has not assumed and will not assume any obligation or responsibility as to your right or any Selling Agent’s right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

The Managing General Partner shall provide to you and the Selling Agents for delivery to all offerees and purchasers and their representatives any additional information, documents, and instruments that the Managing General Partner deems necessary to comply with the rules, regulations, and judicial and administrative interpretations in those states and jurisdictions for the offer and sale of the Units in those states.

The Managing General Partner shall file all post-offering forms, documents, or materials and take all other actions required by the states and jurisdictions in which the offer and sale of Units have been qualified, registered, or are exempt. However, the Managing General Partner shall not be required to take any action, make any filing, or prepare any document necessary or required in connection with your status or any Selling Agent’s status as a broker/dealer under the laws of any state or jurisdiction.

The Managing General Partner shall provide you with copies of all applications, filings, correspondence, orders, other documents, or instruments relating to any application for qualification, registration, exemption or other approval under applicable state or Federal securities laws for the offering.

8.	Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

(a)	The Managing General Partner shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants and all fees and expenses of registering or qualifying the Units for offer and sale in the states and jurisdictions as set forth in Section 7 of this Agreement, or obtaining exemptions from qualification or registration, even if the offering of the Partnership is not successfully completed.

(b)	You shall pay all expenses incident to the performance of your obligations under this Agreement, including the formation and management of the selling group and the fees and expenses of your own counsel and accountants, even if the offering of the Partnership is not successfully completed.

9.	Conditions of the Dealer-Manager’s Duties. Your obligations under this Agreement shall be subject to the accuracy, as of the date of this Agreement and at the applicable closing date of:

(a)	the Managing General Partner’s representations and warranties made in this Agreement; and

(b)	to the performance by the Managing General Partner of its obligations under this Agreement.

10.	Conditions of the Managing General Partner’s Duties. The Managing General Partner’s obligations provided under this Agreement, including the duty to pay compensation to you as set forth in Section 4 of this Agreement, shall be subject to the following:

(a)	the accuracy, as of the date of this Agreement and at the applicable closing date of the Partnership as if made at the applicable closing date, of your representations and warranties made in this Agreement;

(b)	the performance by you of your obligations under this Agreement; and

(c)	the Managing General Partner’s receipt, at or before the applicable closing date, of the following documents:

(i)	the file memoranda required under Sections 6(e)(iii) and (iv) of this Agreement; and

(ii)	fully executed subscription documents for each prospective purchaser as required by Section 6(e)(x) of this Agreement.

11.	Indemnification.

(a)	You and the Selling Agents shall indemnify and hold harmless the Managing General Partner, the Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your agreements with the Selling Agents or your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you and the Selling Agents shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(b)	The Managing General Partner shall indemnify and hold you and the Selling Agents harmless against any losses, claims, damages or liabilities, joint or several, to which you and the Selling Agents may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Managing General Partner’s breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Managing General Partner shall reimburse you and the Selling Agents for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(c)	The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

(d)	Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

12.	Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Managing General Partner and you in this Agreement, including the indemnity agreements contained in Section 11 of this Agreement, shall:

(a)	survive the delivery, execution and closing of this Agreement;

(b)	remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Managing General Partner, or any of its officers, directors or any person who controls the Managing General Partner within the meaning of the Act; or any other indemnified party; and

(c)	survive delivery of the Units.

13.	Termination.

(a)	You shall have the right to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement by giving notice as specified below any time at or before a closing date:

(i)	if the Managing General Partner has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

(ii)	there has occurred an event materially and adversely affecting the value of the Units.

If you elect to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, then the Managing General Partner shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

(b)	The Managing General Partner may terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile, or telegram, confirmed by letter as specified below at or before a closing date.

14.	Notices.

(a)	All notices or communications under this Agreement, except as otherwise specifically provided, shall be in writing.

(b)	Any notice or communication sent by the Managing General Partner to you shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed to you at P.O. Box 926, 311 Rouser Road, Moon Township, Pennsylvania 15108-0926.

(c)	Any notice or communication sent by you to the Managing General Partner or the Partnership shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed at 311 Rouser Road, Moon Township, Pennsylvania 15108.

15.	Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $2,000,000 of the Partnership as set forth in Section 4(d) of this Agreement, the Managing General Partner and you and the Selling Agents, including customer carrying broker/dealers, agree that all subscribers shall be instructed to make their checks or wires transfers payable solely to the Escrow Agent as agent for the Partnership as follows: “ , Escrow Agent, National City Bank of PA.”

You agree and shall require the Selling Agents to agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber’s name and the account number of the escrow account for the Partnership.

If you receive a check not conforming to the foregoing instructions, then you shall return the check to the Selling Agent not later than noon of the next business day following its receipt by you. The Selling Agent shall then return the check directly to the subscriber not later than noon of the next business day following its receipt from you. Checks received by you or a Selling Agent which conform to the foregoing instructions shall be transmitted by you under Section 16 “Transmittal Procedures,” below.

You represent that you have or will execute the Escrow Agreement for the Partnership and agree that you are bound by the terms of the Escrow Agreement executed by you, the Partnership, and the Managing General Partner, a copy of which is attached to this Agreement as Exhibit “A.”

16.	Transmittal Procedures. You and each Selling Agent shall transmit received investor funds in accordance with the following procedures. For purposes of the following, the term “Selling Agent” shall also include you as Dealer-Manager when you receive subscriptions from investors.

(a)	Pending receipt of the Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of this Agreement, the Selling Agents on receipt of any check from a subscriber shall promptly transmit the check and the original executed subscription documents to you, as Dealer-Manager, by noon of the next business day following receipt of the check by the Selling Agent. By noon of the next business day following your receipt of the check and the original executed subscription agreement, you, as Dealer-Manager, shall transmit the check and a copy of the executed subscription agreement to the Escrow Agent, and the original executed subscription documents and a copy of the check to the Managing General Partner.

(b)	On receipt by you, as Dealer-Manager, of notice from the Managing General Partner that the Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of this Agreement have been received, the Managing General Partner, you, and the Selling Agents agree that all subscribers then may be instructed, in the Managing General Partner’s sole discretion, to make their checks, drafts, or money orders payable solely to the Partnership.

Thereafter, the Selling Agents shall promptly transmit any and all checks received from subscribers and the original executed subscription documents to you as Dealer-Manager by noon of the next business day following receipt of the check by the Selling Agent. By noon of the next business day following your receipt of the check and the original executed subscription documents, you as Dealer-Manager shall transmit the check and the original executed subscription documents to the Managing General Partner.

17.	Parties. This Agreement shall inure to the benefit of and be binding on you, the Managing General Partner, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including the Partnership, and their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you or a Selling Agent shall be construed a successor or assign merely by reason of the purchase.

18.	Relationship. This Agreement shall not constitute you a partner of the Managing General Partner, the Partnership, or any general partner of the Partnership, nor render the Managing General Partner, the Partnership, or any general partner of the Partnership liable for any of your obligations.

19.	Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

20.	Entire Agreement, Waiver.

(a)	This Agreement constitutes the entire agreement between the Managing General Partner and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

(b)	The Managing General Partner and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of that term or condition of this Agreement. Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

21.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

22.	Complaints. The Managing General Partner and you, as Dealer-Manager, agree as follows:

(a)	to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you or a Selling Agent;

(b)	to cooperate with the other in resolving the complaint; and

(c)	to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you or a Selling Agent.

23.	Privacy. The Managing General Partner and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively, as the “Privacy Laws.” The Managing General Partner and you agree as follows:

(a)	not to disclose or use the information except as required to carry out each party’s respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

(b)	to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

(c)	to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Managing General Partner and you.

24.	Anti-Money Laundering Provision. You and each Selling Agent each represent and warrant to the Managing General Partner that each of you have in place and will maintain suitable and adequate “know your customer” policies and procedures and that each of you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner on written request.

25.	Acceptance. Please confirm your agreement to the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

Very truly yours,

MANAGING GENERAL PARTNER

________________________, 200	By: __________________________________________
Date

By:
Managing General Partner

________________________, 200	By: __________________________________________
Date

DEALER-MANAGER

ANTHEM SECURITIES, INC.,
a Pennsylvania corporation

________________________, 200	By: __________________________________________
Date

EXHIBIT “A”

ESCROW AGREEMENT

THIS AGREEMENT is made to be effective as of                    , by and among                     , a                     limited liability company (the “Managing General Partner”), Anthem Securities, Inc., a Pennsylvania corporation (“Anthem”),                     ,                     a limited partnership (the “Partnership”) and National City Bank, Cleveland, Ohio, as escrow agent (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the Managing General Partner intends to offer for sale to qualified investors (the “Investors”) up to                     limited partnership interests in the Partnership (the “Units”).

WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire transfer (the “Subscription Proceeds”).

WHEREAS, the cost per Unit will be $                     subject to certain discounts of up to % ($         per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Larger fractional subscriptions are permitted in $1,000 increments, beginning, for example, with $26,000, $27,000, etc.

WHEREAS, the Managing General Partner and Anthem have executed an agreement (“ Dealer-Manager Agreement”) under which Anthem will solicit subscriptions for Units in all states on a “best efforts” “all or none” basis for Subscription Proceeds of $                     and on a “best efforts” basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem (the “Dealer-Manager”) has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. (“NASD”) to participate in the offering of the Units (“Selling Agents”).

WHEREAS, the Dealer-Manager Agreement provides for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes for each Unit sold:

•	a % Dealer-Manager fee;

•	a % sales commission;

•	a % nonaccountable marketing expense fee; and

•	a % nonaccountable due diligence fee;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $                , including any optional subscription by the Managing General Partner, its officers, directors, and affiliates.

WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

WHEREAS, no subscriptions to the Partnership will be accepted after the “Offering Termination Date,” which is the first to occur of either:

•	receipt of the maximum Subscription Proceeds of $ ; or

•	, which may not be extended.

WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1.	Appointment of Escrow Agent. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2.	Deposit of Subscription Proceeds. Pending receipt of the minimum Subscription Proceeds of $2,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the Subscription Agreement, which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire transfer made payable to “Atlas Series 27-2006 L.P., Escrow Agent, National City Bank.”

3.	Investment of Subscription Proceeds. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General Partner. This may be a savings account, bank money market account, short-term certificates of deposit issued by a bank, or short-term certificates of deposit issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.	Distribution of Subscription Proceeds. If the Escrow Agent:

(a)	receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $ have been received and accepted by the Managing General Partner; and

(b)	determines that Subscription Proceeds for at least $ are “Distributable Subscription Proceeds” (as defined below);

then the Escrow Agent shall promptly release and distribute to the Managing General Partner the Distributable Subscription Proceeds plus any interest paid and investment income earned on the Distributable Subscription Proceeds while held by the Escrow Agent in the escrow account.

For purposes of this Agreement, “Distributable Subscription Proceeds” are Subscription Proceeds which have been deposited in the escrow account: (1) by wire transfer or (2) by check, but in the case of a check only at the time that the Escrow Agent believes an amount of time has passed which would usually be sufficient for Subscription Proceeds paid by check to have been returned unpaid by the bank on which the check was drawn and after a ten (10) days period from the date of deposit.

After the occurrence of 4(a) and (b) above, Escrow Agent will provide a letter to the Managing General Partner confirming receipt of checks and/or wires representing Subscription Proceeds totaling at least $                     and the anticipated date the funds will be considered Distributable Subscription Proceeds.

After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the remaining Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds become Distributable Subscription Proceeds after a ten (10) day period from the date of deposit.

The Managing General Partner shall immediately return to the Escrow Agent any Subscription Proceeds distributed to the Managing General Partner which are to be refunded to an Investor or which were paid by a check which is returned or otherwise not collected for any reason prior or subsequent to termination of this Agreement.

5.	Separate Partnership Account. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $ and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement and shall be solely under the control of the Dealer-Manager and Managing General Partner.

6.	Distributions to Subscribers.

(a)	If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $ have been received and accepted by the Managing General Partner by twelve (12:00) p.m. (noon), local time, Eastern Standard Time, on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent in writing, and the Escrow Agent promptly shall distribute to each Investor, for which Escrow Agent has a copy of the subscription agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor’s Subscription Proceeds while held by the Escrow Agent in the escrow account.

(b)	If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor’s Subscription Proceeds while held by the Escrow Agent in the escrow account.

7.	Compensation and Expenses of Escrow Agent. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses including any reasonable attorneys’ fees, and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $ and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8.	Duties of Escrow Agent. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner except as permitted herein.

9.	Liability of Escrow Agent. The Escrow Agent shall not be liable for any damages or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent’s duties and obligations under this Agreement shall be entirely administrative and not discretionary and shall under no circumstances be deemed a fiduciary for any of the parties to this Agreement. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses including reasonable attorney’s fees the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent’s duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith in accordance with the opinion of such counsel.

The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine, to have been signed or presented by the proper party, and what it purports to be.

If there is any disagreement between any of the parties to this Agreement, or among them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

National City Bank is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement including without limitation the Dealer-Manager Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10.	Resignation or Removal of Escrow Agent. The Escrow Agent may resign as such after giving thirty (30) days prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty (30) days prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty (30) days after the date of the notice or as of an earlier date as may be mutually agreeable, and the Escrow Agent shall deliver the balance of the Subscription Proceeds and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account and any notices or other written communications or documents received by the Escrow Agent in its capacity and in its possession as such to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent’s resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11.	Termination. This Agreement shall terminate, and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account and any notices or other written communications or documents received by the Escrow Agent in its capacity as such to successor Escrow Agent as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12.	Notice. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

If to the Escrow Agent:

National City Bank

c/o Allegiant Institutional Services

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Attention: John McGregor LOC 01-86PS-01

Phone: (216) 222-2641

Facsimile: (216) 222-7044

If to the Managing General Partner:

If to Anthem:

Anthem Securities, Inc.

311 Rouser Road

P.O. Box 926

Moon Township, Pennsylvania 15108

Attention: Justin Atkinson

Phone: (412) 262-1680

Facsimile: (412) 262-7430

Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement. Notices shall not be deemed to be received by the Escrow Agent until actual receipt thereof.

13.	Miscellaneous.

(a)	This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(b)	This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns. In the event that National City Bank acting as Escrow Agent merges or consolidates with another bank or sells or transfers all or substantially all of its assets or trust business, then the successor or resulting bank shall be the Escrow Agent hereunder without the necessity of further action or the execution of any document, so long as such successor or resulting bank meets the requirements of a successor escrow agent hereunder.

(c)	This Agreement may be executed in multiple copies, each executed copy to serve as an original.

(d)	The Escrow Agent is required to obtain signed Form W-9 or Taxpayer Identification Form for any party to whom it pays interest; each party shall cooperate in execution of a Form W-9 or a Taxpayer Identification Form.

14.	The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

NATIONAL CITY BANK
As Escrow Agent

By:
Dawn DeWerth,_________________________________________________

By:

ANTHEM SECURITIES, INC.
A Pennsylvania corporation

By:
Justin T. Atkinson, President

By:
Managing General Partner

By:

APPENDIX I TO ESCROW AGREEMENT

Compensation for Services of Escrow Agent

REVIEW AND ACCEPTANCE FEE:

$ waived

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.	Annual Administrative Fee Payable in Advance	$
(or any portion thereof)

II.	Remittance of checks returned to subscribers	$
(set out in section 6 of the governing agreement)

III.	Wire transfers	n/a

IV.	Purchase or Sale of Securities	$

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/OR ADJUSTMENT UPON

AMENDMENT THERETO.

EXHIBIT “B”

SELLING AGENT AGREEMENT

WITH ANTHEM SECURITIES, INC.

TO:

RE:

Gentlemen:

is the Managing General Partner of                                               , a limited partnership organized under the                                                           Act, which is referred to as the “Partnership.” The limited partnership interests being offered in the Partnership, which are referred to as the “Units,” and the offering are described in the enclosed Private Placement Memorandum dated                     , which is referred to as the “Private Placement Memorandum.” The Managing General Partner has packaged each numbered Private Placement Memorandum, together with a copy of each item of the sales materials that it has approved for use with potential investors in the Partnership, which are collectively referred to as the “Sales Literature,” in kits which are referred to as the “Private Placement Memorandum Kits.” Numbered Private Placement Memoranda relating to the Units have been furnished to you in the Private Placement Memorandum Kits, along with this Agreement.

Our firm, Anthem Securities, Inc., which is referred to as the “Dealer-Manager,” has entered into a Dealer-Manager Agreement for sales of the Units in all states, a copy of which has been furnished to you and is incorporated in this Agreement by reference, with the Managing General Partner and the Partnership under which the Dealer-Manager has agreed to form a group of NASD member firms, which are referred to as the “Selling Agents.” The Selling Agents will obtain subscriptions for Units in the Partnership in all states on a “best efforts” basis so as to qualify for the exemption contained in Regulation D promulgated under the Securities Act of 1933, as amended, which is referred to as the “Act,” and the provisions of the Private Placement Memorandum.

You are invited to become one of the Selling Agents on a non-exclusive basis. By your acceptance below, you agree to act in that capacity and to use your best efforts, in accordance with the terms and conditions of this Agreement, to solicit subscriptions for Units in the Partnership pursuant to the provisions of this Agreement in all states in which you are duly registered or licensed as a broker/dealer.

1.	Representations and Warranties of Selling Agent. You represent and warrant to the Dealer-Manager that:

(a)	You are a corporation duly organized, validly existing, and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

(b)	This Agreement when accepted and approved by you will be duly authorized, executed, and delivered by you and will be a valid and binding agreement on your part in accordance with its terms.

(c)	The consummation of the transactions contemplated by this Agreement and the Private Placement Memorandum will not result in the following:

(i)	any breach of any of the terms or conditions of, or constitute a default under your Articles of Incorporation or Bylaws, or any other indenture, agreement, or other instrument to which you are a party; or

(ii)	any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or over your affiliates.

(d)	You are not subject to any disqualification described in Rule 505(b)(2)(iii) of Regulation D.

You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the “Act of 1934,” as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Private Placement Memorandum. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

(e)	Pursuant to your appointment as a Selling Agent, you shall comply with all the provisions of Regulation D, insofar as Regulation D applies to your activities under this Agreement. Further, you shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Securities and Exchange Commission, which is referred to as the “Commission,” the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, and 2750, and specifically you agree as set forth below.

(i)	You shall not offer or sell the Units in any state until you have been advised in writing by the Managing General Partner, or the Managing General Partner’s special counsel, that the offer or sale of the Units:

(1)	has been qualified in the state;

(2)	is exempt from the qualification requirements imposed by the state; or

(3)	the qualification is otherwise not required.

(ii)	Units shall not be offered and/or sold by you by means of any form of general solicitation or general advertising, including, but not limited to, the following:

(1)	any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio;

(2)	any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or

(3)	any letter, circular, notice, or other written communication constituting a form of general solicitation or general advertising.

(iii)	You have received copies of the Private Placement Memorandum Kit relating to the Units and in offering and selling the Units you will rely only on the statements contained in the Private Placement Memorandum and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units. You shall provide each offeree with the following:

(1)	a complete Private Placement Memorandum Kit, which includes a numbered copy of the Private Placement Memorandum, all exhibits incorporated in the Private Placement Memorandum and, without exception, all of the Sales Literature described below; and

(2)	any numbered supplement or amendment to the Private Placement Memorandum as set forth in (iv) below.

Also, each Private Placement Memorandum Kit includes a copy of the following Sales Literature:

(1)	a flyer entitled “ “;

(2)	a brochure entitled “Frequently Asked Questions”; and

(3)	possibly other supplementary materials.

You agree that, without exception, you will not remove any of the Sales Literature described above from any Private Placement Memorandum Kit before its delivery to an offeree.

Further, you shall keep file memoranda, indicating by the number of the Private Placement Memorandum enclosed in the Private Placement Memorandum Kit, to whom each Private Placement Memorandum Kit, which must contain, without exception, all of the Sales Literature, was delivered.

(iv)	When any supplement or amendment to the Private Placement Memorandum is prepared and delivered to you by the Managing General Partner or the Dealer-Manager, you agree as follows:

(1)	to distribute each supplement or amendment to the Private Placement Memorandum, identified by number, to every person who has previously received a Private Placement Memorandum Kit from you;

(2)	to include each supplement or amendment in all future deliveries of any Private Placement Memorandum Kit; and

(3)	to keep file memoranda indicating to whom each supplement or amendment was delivered.

(v)	In connection with any offer or sale of the Units, you agree to the following:

(1)	to comply in all respects with statements set forth in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

(2)	not to make any statement inconsistent with the statements in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

(3)	not to make any untrue or misleading statements of a material fact in connection with the Units; and

(4)	not to provide any written information, statements, or sales materials other than the Private Placement Memorandum, the Sales Literature, and any supplements or amendments to the Private Placement Memorandum unless approved in writing by the Managing General Partner.

(vi)	You shall advise each offeree of Units in the Partnership at the time of the initial offering to him that the Partnership and the Managing General Partner shall during the course of the offering and a reasonable time before sale accord him the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent possessed by the Partnership or the Managing General Partner or obtainable by either of them without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Private Placement Memorandum.

(vii)	Before the sale of any of the Units, you shall make reasonable inquiry to determine if the offeree is acquiring the Units for his own account or on behalf of other persons, and that the offeree understands the limitations on the offeree’s disposition of the Units set forth in Rule 502(d) of Regulation D. This includes a determination by you that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Units have not been registered under the Act and, thus, cannot be sold unless the Units are subsequently registered under the Act or an exemption from registration under the Act is available.

(viii)	Before the sale of any of the Units you shall have reasonable grounds to believe that each subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(ix)	Units shall not be sold by you to anyone whom you reasonably believe is not an accredited investor.

(x)	You agree to use your best efforts in the solicitation and sale of the Units, including that:

(1)	you comply with all the provisions of Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

(2)	the prospective purchasers meet the suitability requirements set forth in the Private Placement Memorandum, the Subscription Agreement, this Agreement and the NASD Conduct Rules; and

(3)	the prospective purchasers properly complete the following forms, which will be included in the Partnership’s subscription packet as exhibits to the Private Placement Memorandum:

(A)	the Subscription Agreement and Annex A attached to the Subscription Agreement [Exhibit (I-B)]; and

(B)	the Execution Page and Purchaser Questionnaire [Exhibit (C)];

together with any additional forms provided in any supplement or amendment to the Private Placement Memorandum, or otherwise provided to you by the Managing General Partner or the Dealer-Manager to be completed by prospective purchasers.

The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in Section 11 of this Agreement.

(f)	You agree and covenant that:

(i)	the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

(ii)	you shall and have fulfilled all your obligations under this Agreement at the applicable closing date.

(g)	You agree and covenant that you will not distribute a Private Placement Memorandum Kit to any offeree with whom you do not have a pre-existing substantive relationship as defined from time to time by the Commission. As of the date of this Agreement, you agree that the term “pre-existing substantive relationship” with a potential offeree means the following:

(i)	your relationship with the offereee was established before the beginning of the offering of Units in the Partnership, which is , , 2006; and

(ii)	you have sufficient information concerning the offeree to determine the offeree’s current sophistication and financial circumstances, including that the offeree (or the offeree and its purchaser representative) has such knowledge and experience in financial and business matters that the offeree is capable of evaluating the merits and risks of an investment in the Partnership.

2.	Commissions and Fees.

(a)	Subject to the receipt of the minimum required subscription proceeds of $ as described in Section 4(d) of the Dealer-Manager Agreement, and the discounts set forth in Section 4(c) of the Dealer-Manager Agreement for sales to the Managing General Partner, its officers, directors and affiliates; registered investment advisors and their clients; Selling Agents and their registered representatives and principals; and investors who buy Units through the officers or directors of the Managing General Partner; the Dealer-Manager is entitled to receive from the Managing General Partner a % Sales Commission, a % nonaccountable marketing expense fee, and a % nonaccountable due diligence fee per Unit, based on the aggregate amount of all Unit subscriptions to the Partnership secured by the Dealer-Manager or the selling group formed by the Dealer-Manager and accepted by the Managing General Partner.

Subject to the performance by you of your obligations under Appendix I to this Agreement, which is incorporated in this Agreement by reference, and subject to the terms and conditions set forth in this Agreement, including the Dealer-Manager’s receipt from you of the file memoranda and other documentation required of you in Section 1 of this Agreement, the Dealer-Manager agrees to pay you on Units sold by you and accepted by the Managing General Partner:

(i)	a % Sales Commission;

(ii)	a % nonaccountable due diligence fee per Unit, which shall be reduced by the due diligence fees and expenses of any third-party, including, but not limited to, consultants engaged by you that are paid directly to the third-party or are reimbursed to you by the Managing General Partner or the Dealer-Manager; and

(iii)	a % nonaccountable marketing expense fee, which shall be reduced for the payment or the reimbursement by the Managing General Partner or the Dealer-Manager to you for costs associated with your national sales conferences, costs associated with regional and/or local meetings that are coordinated by your home office and/or marketing department for registered representatives, and other costs associated with being a sponsor.

(b)	Your compensation which is owed to you as set forth above, other than the % nonaccountable due diligence fee and the % nonaccountable marketing expense fee, shall be paid to you within seven business days after the Dealer-Manager has received the related amounts owed to it under the Dealer-Manager Agreement, which the Dealer-Manager is entitled to receive within five business days after the conditions described in Section 4(e) of the Dealer-Manager Agreement for breaking escrow for the first closing are satisfied, and approximately every two weeks thereafter until the Partnership’s Offering Termination Date, which is described in Section 1 of the Dealer-Manager Agreement. The balance shall be paid to the Dealer-Manager within fourteen business days after the Partnership’s Offering Termination Date.

The amount of the nonaccountable due diligence fee and the nonaccountable marketing expense fee which is owed to you as set forth above, shall be paid to you within twenty-one business days after the Partnership’s Offering Termination Date.

(c)	Notwithstanding anything in this Agreement to the contrary, you agree to waive payment of your compensation and reimbursements which are owed to you as set forth in (a) and (b) above, until the Dealer-Manager is in receipt of the related amounts owed to it under the Dealer-Manager Agreement, and the Dealer-Manager’s liability to pay your compensation under this Agreement shall be limited solely to the proceeds of the related amounts owed to it under the Dealer-Manager Agreement.

(d)	As provided in Section 4(d) of the Dealer-Manager Agreement, the Partnership shall not begin operations unless it receives subscription proceeds for at least $ by its Offering Termination Date. If this amount is not secured by the Partnership’s Offering Termination Date, then nothing shall be payable to you for the Partnership and all funds advanced by subscribers for Units in the Partnership shall be returned to them with interest earned, if any.

3.	Blue Sky Qualification. The Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. On application to the Dealer-Manager you will be informed as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or “Blue Sky” laws of those states and jurisdictions.

Notwithstanding the foregoing, the Dealer-Manager, the Partnership, and the Managing General Partner have not assumed and will not assume any obligation or responsibility as to your right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

4.	Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

(a)	The Dealer-Manager shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants, even if the offering of the Partnership is not successfully completed.

(b)	You shall pay all expenses incident to the performance of your obligations under this Agreement, including the fees and expenses of your own counsel and accountants, even if the offering of the Partnership is not successfully completed.

5.	Conditions of Your Duties. Your obligations under this Agreement, as of the date of this Agreement and at the applicable closing date, shall be subject to the following:

(a)	the performance by the Dealer-Manager of its obligations under this Agreement; and

(b)	the performance by the Managing General Partner of its obligations under the Dealer-Manager Agreement.

6.	Conditions of Dealer-Manager’s Duties. The Dealer-Manager’s obligations under this Agreement, including the duty to pay compensation and reimbursements to you as set forth in Section 2 of this Agreement, shall be subject to the following:

(a)	the accuracy, as of the date of this Agreement and at the applicable closing date as if made at the applicable closing date, of your representations and warranties made in this Agreement;

(b)	the performance by you of your obligations under this Agreement; and

(c)	the Dealer-Manager’s receipt, at or before the applicable closing date, of the following documents:

(i)	the file memoranda required pursuant to Section 1(e)(iii) and (iv) of this Agreement; and

(ii)	fully executed subscription documents for each prospective purchaser as required by Section 1(e)(x) of this Agreement.

7.	Indemnification.

(a)	You shall indemnify and hold harmless the Dealer-Manager, the Managing General Partner, the Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(b)	The Dealer-Manager shall indemnify and hold you harmless against any losses, claims, damages, or liabilities, joint or several, to which you may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Dealer-Manager’s breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Dealer-Manager shall reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(c)	The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

(d)	Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

8.	Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Dealer-Manager and you in this Agreement, including the indemnity agreements contained in Section 7 of this Agreement, shall:

(a)	survive the delivery, execution and closing of this Agreement;

(b)	remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Dealer-Manager, or any of its officers, directors or any person who controls the Dealer-Manager within the meaning of the Act, or any other indemnified party; and

(c)	survive delivery of the Units.

9.	Termination.

(a)	You shall have the right to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement by giving notice as specified in Section 16 of this Agreement any time at or before a closing date:

(i)	if the Dealer-Manager has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

(ii)	there has occurred an event materially and adversely affecting the value of the Units.

If you elect to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, then the Dealer-Manager shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

(b)	The Dealer-Manager may terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile or telegram, confirmed by letter.

10.	Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $ as set forth in Section 4(d) of the Dealer-Manager Agreement, the Dealer-Manager and you, including if you are a customer carrying broker/dealer, agree that all subscribers shall be instructed to make their checks or wire transfers payable solely to the Escrow Agent as agent for the Partnership as follows: “ , Escrow Agent, National City Bank of PA.”

Also, you, including if you are a customer carrying broker/dealer, agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber’s name and the account number of the escrow account for the Partnership.

If you receive a check not conforming to the foregoing instructions, then you shall return the check directly to the subscriber not later than noon of the next business day following its receipt by you from the subscriber. If the Dealer-Manager receives a check not conforming to the foregoing instructions, then the Dealer-Manager shall return the check to you not later than noon of the next business day following its receipt by the Dealer-Manager and you shall then return the check directly to the subscriber not later than noon of the next business day following its receipt by you from the Dealer-Manager. Checks received by you which conform to the foregoing instructions shall be transmitted by you under Section 11 “Transmittal Procedures,” below.

You agree that you are bound by the terms of the Escrow Agreement, a copy of which is attached to the Dealer-Manager Agreement as Exhibit “A.”

11.	Transmittal Procedures. You, including if you are a customer carrying broker/dealer, shall transmit received investor funds in accordance with the following procedures.

(a)	Pending receipt of the Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of the Dealer-Manager Agreement, you shall promptly transmit, any and all checks received by you from subscribers and the original executed subscription documents to the Dealer-Manager by noon of the next business day following receipt of the check by you. By noon of the next business day following its receipt of the check and the original executed subscription documents, the Dealer-Manager shall transmit the check and a copy of the executed subscription agreement to the Escrow Agent, and the original executed subscription documents and a copy of the check to the Managing General Partner.

(b)	On receipt by you of notice from the Managing General Partner or the Dealer-Manager that the Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of the Dealer-Manager Agreement have been received, you agree that all subscribers then may be instructed, in the Managing General Partner’s sole discretion, to make their checks payable solely to the Partnership.

Thereafter, you shall promptly transmit any and all checks received by you from subscribers and the original executed subscription documents to the Dealer-Manager by noon of the next business day following receipt of the check by you. By noon of the next business day following its receipt of the check and original subscription documents, the Dealer-Manager shall transmit the check and the original executed subscription documents to the Managing General Partner.

12.	Parties. This Agreement shall inure to the benefit of and be binding on you, the Dealer-Manager, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you shall be construed a successor or assign merely by reason of the purchase.

13.	Relationship. This Agreement shall not constitute you a partner of the Managing General Partner, the Dealer-Manager, the Partnership, any general partner of the Partnership, or any other Selling Agent, nor render the Managing General Partner, the Dealer-Manager, the Partnership, any general partner of the Partnership, or any other Selling Agent, liable for any of your obligations.

14.	Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

15.	Entire Agreement, Waiver.

(a)	This Agreement constitutes the entire agreement between the Dealer-Manager and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

(b)	The Dealer-Manager and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of the term or condition of this Agreement.

(c)	Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

16.	Notices.

(a)	Any communications from you shall be in writing addressed to the Dealer-Manager at P.O. Box 926, Moon Township, Pennsylvania 15108-0926.

(b)	Any notice from the Dealer-Manager to you shall be deemed to have been duly given if mailed, faxed or telegraphed to you at your address shown below.

17.	Complaints. The Dealer-Manager and you agree as follows:

(d)	to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you;

(e)	to cooperate with the other in resolving the complaint; and

(f)	to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you.

24.	Privacy. The Dealer-Manager and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively as the “Privacy Laws.” The Dealer-Manager and you agree as follows:

(a)	not to disclose or use the information except as required to carry out each party’s respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

(b)	to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

(c)	to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Dealer-Manager and you.

26.	Anti-Money Laundering Provision. You represent and warrant to the Managing General Partner and the Dealer-Manager that you have in place and will maintain suitable and adequate “know your customer” policies and procedures and that you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner and the Dealer-Manager on written request.

27.	Acceptance. Please confirm your agreement to become a Selling Agent under the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

Sincerely,

________________________, 2006	ANTHEM SECURITIES, INC.
Date

ATTEST:

_______________________________	By:
(SEAL) Secretary	Justin Atkinson, President

ACCEPTANCE:

We accept your invitation to become a Selling Agent under all the terms and conditions stated in the above Agreement and confirm that all the statements set forth in the above Agreement are true and correct. We hereby acknowledge receipt of the Private Placement Memorandum Kits which include numbered Private Placement Memoranda and the Sales Literature, and a copy of the Dealer-Manager Agreement referred to above.

________________________, 2006	_______________________________________________________________,
Date	a(n)__________________________________________corporation,

ATTEST:
_____________________________	By:____________________________________________________________
(SEAL) Secretary	__________________________________________, President

_______________________________________________________________
(Address)
_______________________________________________________________
_______________________________________________________________

_______________________________________________________________
(Telephone Number)

Our CRD Number is____________________________________________
Our Tax ID Number is___________________________________________

APPENDIX I TO SELLING AGENT AGREEMENT

In consideration for the payment to you, as Selling Agent, by the Dealer-Manager of a % sales commission, a % nonaccountable marketing expense fee subject to the reductions set forth in Section 2(a)(iii) of the Selling Agent Agreement, and a % nonaccountable due diligence fee subject to the reductions set forth in Section 2(a)(ii) of the Selling Agent Agreement, you warrant, represent, covenant, and agree with the Dealer-Manager that you, as Selling Agent, shall do the following:

•	prominently and promptly announce your participation in the offering as Selling Agent to your registered representatives, whether by newsletter, e-mail, mail or otherwise, which announcement also shall advise your registered representatives to contact our Regional Marketing Director in whose territory the registered representative is located (the information concerning our Regional Marketing Directors has been provided to you by separate correspondence) with a copy of the announcement provided concurrently to the Dealer-Manager; and

•	provide the Dealer-Manager with the names, telephone numbers, addresses and e-mail addresses of your registered representatives, which information shall be kept confidential by the Dealer-Manager and the Managing General Partner and shall not be used for any purpose other than the marketing of the offering as set forth in the Dealer-Manager Agreement and the Selling Agent Agreement. Further, you, as Selling Agent, agree that the Dealer-Manager and the Managing General Partner may directly contact your registered representatives, in person or otherwise, to:

•	inform them of the offering;

•	explain the merits and risks of the offering; and

•	otherwise assist in your registered representatives’ efforts to solicit and sell Units.

Exhibit B

ANTHEM SECURITIES, INC.

DEALER-MANAGER AGREEMENT

ANTHEM SECURITIES, INC.

DEALER-MANAGER AGREEMENT

Exhibit A – Form of Escrow Agreement

Exhibit B – Selling Agent Agreement

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ANTHEM SECURITIES, INC.

DEALER-MANAGER AGREEMENT

(Best Efforts)

Anthem Securities, Inc.

P.O. Box 926

Moon Township, Pennsylvania 15108-0926

RE:

Gentlemen:

The undersigned,                     , which is referred to as the “Managing General Partner,” on behalf of                     , which is referred to as the “Program,” is a series of up to two limited partnerships formed under the Delaware Revised Uniform Limited Partnership Act as described below. These limited partnerships are sometimes referred to in this Agreement in the singular as a “Partnership” or in the plural as “Partnerships.” The Managing General Partner on behalf of the Partnerships hereby confirms its agreement with you, as Dealer-Manager, as follows:

1.	Description of Program and Units.

(a)	The Managing General Partner, a Pennsylvania corporation, will be the sole managing general partner of up to two limited partnerships which will be named as follows:

(i)	; and

(ii)

On behalf of the Program and the Partnerships, a Registration Statement on Form S-1 (Registration No. 333-            ) relating to the offer and sale of the limited partner and investor general partner interests in the Partnerships, which are referred to as the “Units,” was filed on                                     with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, which is referred to as the “Act.” The Registration Statement has been declared effective by the Commission and the Partnerships and the Units are described in the Prospectus that forms a part of the Registration Statement. As used in this Agreement, the terms “Prospectus” and “Registration Statement” refer solely to the Prospectus and Registration Statement, as amended, described above, except that:

(i)	from and after the date on which any post-effective amendment to the Registration Statement is declared effective by the Commission, the term “Registration Statement” shall refer to the Registration Statement as amended by that post-effective amendment, and the term “Prospectus” shall refer to the Prospectus then forming a part of the Registration Statement; and

(ii)	if the Prospectus filed by the Managing General Partner pursuant to Rule 424(b) or (c) promulgated by the Commission under the Act differs from the Prospectus on file with the Commission at the time the Registration Statement or any post-effective amendment thereto shall have become effective, the term “Prospectus” shall refer to the Prospectus filed pursuant thereto from and after the date on which it was filed.

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Terms defined in the Prospectus and not otherwise defined in this Agreement shall have the meanings set forth in the Prospectus.

(b)	The Units will be sold at a price of $ per Unit subject to the discounts for certain investors set forth in Section 4(c) of this Agreement for certain investors. Subject to the receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $ in a Partnership by its Offering Termination Date for each Partnership as described in the Prospectus (the “Offering Termination Date”), the Managing General Partner may break escrow and use the subscription proceeds for the Partnership’s drilling activities, which is referred to as the “Initial Closing Date.” Also, the maximum subscription proceeds of all of the Partnerships, in the aggregate, must not exceed the registered amount of $200 million.

The Managing General Partner will notify you and the “Selling Agents,” as defined below, of the Initial Closing Date and Offering Termination Date for each Partnership.

2.	Representations, Warranties and Agreements of the Managing General Partner. The Managing General Partner represents and warrants to and agrees with you that:

(a)	The Partnerships composing the Program have a currently effective Registration Statement on Form S-1, including a final Prospectus, for the registration of the Units under the Act as described in Section 1 of this Agreement.

(b)	The Managing General Partner shall provide to you for delivery to all offerees and purchasers and their representatives the information and documents that the Managing General Partner deems appropriate to comply with the Act and applicable state securities acts, which are referred to as the “Blue Sky” laws.

(c)	The Units when issued will be duly authorized and validly issued as set forth in the Agreement of Limited Partnership of each Partnership, which is referred to as the “Partnership Agreement,” the form of which is included as Exhibit (A) to the Prospectus, and subject only to the rights and obligations set forth in the Partnership Agreement or imposed by the laws of the state of formation of each Partnership or of any jurisdiction to the laws of which each Partnership is subject.

(d)	Each Partnership was duly formed under the laws of the State of Delaware and is validly existing as a limited partnership in good standing under the laws of Delaware with full power and authority to own its properties and conduct its business as described in the Prospectus. Each Partnership will be qualified to do business as a limited partnership or similar entity offering limited liability in those jurisdictions where the Managing General Partner deems the qualification necessary to assure limited liability of the limited partners.

This Agreement, when executed by you, will be a valid and binding agreement of each Partnership and the Managing General Partner, duly authorized, executed and delivered by them and enforceable in accordance with its terms except as may be limited by the effect of bankruptcy, insolvency, moratorium, preferential or fraudulent conveyance or other laws or equitable principles relating to or affecting the rights of creditors generally, general principles of equity, and public policy relating to claims for indemnification for securities laws violations.

(e)	The Prospectus, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading.

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3.	Grant of Authority to the Dealer-Manager.

(a)	Based on the representations and warranties contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Managing General Partner appoints you as the Dealer-Manager for the Partnerships and gives you the exclusive right to solicit subscriptions for the Units on a “best efforts” basis in all states during the offering period for each Partnership as described in the Prospectus.

(b)	You agree to use your best efforts to effect sales of the Units and to form and manage a selling group composed of soliciting broker/dealers, which are referred to as the “Selling Agents,” each of which shall be a member of the National Association of Securities Dealers, Inc., which is referred to as the “NASD,” and shall enter into a “Selling Agent Agreement” in substantially the form attached to this Agreement as Exhibit “B.”

(c)	The Managing General Partner shall have three business days after the receipt of an executed Selling Agent Agreement to refuse that Selling Agent’s participation.

4.	Compensation and Fees.

(a)	As Dealer-Manager you shall receive from the Managing General Partner the following compensation, based on each Unit sold to investors in a Partnership whose subscriptions for Units are accepted by the Managing General Partner:

(i)	a % Dealer-Manager fee;

(ii)	a % Sales Commission;

(iii)	an up to % reimbursement of the Selling Agents’ bona fide due diligence expenses.

(b)	All of the up to % reimbursement of the Selling Agents’ bona fide due diligence expenses shall be reallowed to the Selling Agents, and all or a portion of the % Sales Commission shall be reallowed to the Selling Agents as described in the Selling Agent Agreement with each Selling Agent. A portion of the balance of the % Dealer-Manager fee may be reallowed to the wholesalers as wholesaling fees for subscriptions obtained through their efforts. However, you may reduce the wholesaling fees by any reimbursements made by the Managing General Partner or the Partnership for expenses which are received by the wholesalers in connection with the Program or expenses which are owed by the wholesalers to the Managing General Partner or the Partnership in connection with the Program. Also, you may use a portion of your Dealer-Manager fee to pay for permissible non-cash compensation. Under Rule 2810 of the NASD Conduct Rules, non-cash compensation means any form of compensation received in connection with the sale of the units that is not cash compensation, including but not limited to merchandise, gifts and prizes, travel expenses, meals and lodging. Permissible non-cash compensation includes the following:

(i)	an accountable reimbursement for training and education meetings for associated persons of the selling agents;

(ii)	gifts that do not exceed $100 per year and are not preconditioned on achievement of a sales target;

(iii)	an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and

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(iv)	contributions to a non-cash compensation arrangement between a selling agent and its associated persons, provided that neither the managing general partner nor the dealer-manager directly or indirectly participates in the selling agent’s organization of a permissible non-cash compensation arrangement.

In no event shall a selling agent receive non-cash compensation and a marketing fee if it represents more than     % per unit.

You shall retain any of the     % Sales Commission and the     % Dealer-Manager fee not reallowed to the Selling Agents or the wholesalers.

You are responsible for ensuring that all non-cash compensation arrangements comply with NASD Conduct Rule 2810. For example, payments or reimbursements by you or the Managing General Partner may be made in connection with meetings held by you or the Managing General Partner for the purpose of training or education of registered representatives of a Selling Agent, only if the following conditions are met:

(i)	the registered representative obtains his Selling Agent’s prior approval to attend the meeting and attendance by the registered representative is not conditioned by his Selling Agent on the achievement of a sales target;

(ii)	the location of the training and education meeting is appropriate to the purpose of the meeting as defined in NASD Conduct Rule 2810;

(iii)	the payment or reimbursement is not applied to the expenses of guests of the registered representative;

(iv)	the payment or reimbursement by you or the Managing General Partner is not conditioned by you or the Managing General Partner on the achievement of a sales target; and

(v)	the recordkeeping requirements are met.

“Non-cash compensation” means any form of compensation received in connection with the sale of the Units that is not cash compensation, including but not limited to merchandise, gifts and prizes, travel expenses, meals and lodging.

(c)	Notwithstanding the foregoing:

(i)	the Managing General Partner, its officers, directors, and affiliates, and investors who buy Units through the officers and directors of the Managing General Partner may subscribe to Units for a subscription price reduced by the % Dealer-Manager fee, the % Sales Commission and the % reimbursement of the Selling Agents’ bona fide due diligence expenses, which shall not be paid to you; and

(ii)	registered investment advisors and their clients and Selling Agents and their registered representatives and principals may subscribe to Units for a subscription price reduced by the % Sales Commission, which shall not be paid to you, although their subscription price shall not be reduced by the % Dealer-Manager fee and the up to % reimbursement of the Selling Agents’ bona fide due diligence expenses which shall be paid to you.

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No more than % of the total Units sold in the Partnerships shall be sold, in the aggregate, with the discounts described above.

(d)	Pending receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $ in each Partnership, excluding any optional subscription of the Managing General Partner and its Affiliates and the subscription discounts set forth in Section 4(c) of this Agreement, all proceeds received by you from the sale of Units in each Partnership shall be held in a separate interest bearing escrow account as provided in Section 15 of this Agreement.

Unless at least the minimum subscription proceeds of $                 as described above are received on or before the Offering Termination Date of a Partnership as described in Section 1 of this Agreement, the offering of Units in that Partnership shall be terminated, in which event:

(i)	the % Dealer-Manager fee, the % Sales Commission and the up to % reimbursement of the Selling Agents’ bona fide due diligence expenses set forth in Section 4(a) of this Agreement shall not be payable to you;

(ii)	all funds advanced by subscribers shall be returned to them with interest earned; and

(iii)	you shall deliver a termination letter in the form provided to you by the Managing General Partner to each of the subscribers and to each of the offerees previously solicited by you and the Selling Agents in connection with the offering of the Units.

(e)	Except as otherwise provided below, the fees, reimbursements, and Sales Commissions set forth in Section 4(a) of this Agreement shall be paid to you within five business days after the following:

(i)	at least the minimum subscription proceeds of $ as described above have been received by the respective Partnership and accepted by the respective Partnership; and

(ii)	the subscription proceeds have been released from the escrow account to the respective Partnership.

You shall reallow to the Selling Agents and the wholesalers their respective fees, reimbursements, and Sales Commissions as set forth in Section 4(b) of this Agreement.

Thereafter, your fees, reimbursements and Sales Commissions shall be paid to you and shall be reallowed to the Selling Agents and wholesalers as described above approximately every two weeks until the Offering Termination Date for the respective Partnership. All your remaining fees, reimbursements, and Sales Commissions shall be paid to you by the Managing General Partner no later than fourteen business days after the Offering Termination Date for the respective Partnership.

5.	Covenants of the Managing General Partner. The Managing General Partner covenants and agrees that:

(a)	The Managing General Partner shall deliver to you ample copies of the Prospectus and all amendments or supplements to the Prospectus.

(b)	If any event affecting a Partnership or the Managing General Partner occurs that in the opinion of the Managing General Partner should be set forth in a supplement or amendment to the Prospectus, then the Managing General Partner shall promptly at its expense prepare and furnish

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to you a sufficient number of copies of a supplement or amendment to the Prospectus so that it, as so supplemented or amended, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading.

6.	Representations and Warranties of the Dealer-Manager. You, as the Dealer-Manager, represent and warrant to the Managing General Partner and the respective Partnership that:

(a)	You are a corporation duly organized, validly existing and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

(b)	This Agreement when accepted and approved by you shall be duly authorized, executed, and delivered by you and shall be a valid and binding agreement on your part in accordance with its terms.

(c)	The consummation of the transactions contemplated by this Agreement and the Prospectus shall not result in the following:

(i)	any breach of any of the terms or conditions of, or a default under your Articles of Incorporation or Bylaws, or any other indenture, agreement, or instrument to which you are a party or by which you are bound; or

(ii)	any violation of any order applicable to you of any court or regulatory body or administrative agency having jurisdiction over you or your affiliates.

(d)	You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the “Act of 1934,” as a broker or dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Prospectus. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units in each Partnership, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

(e)	Pursuant to your appointment as Dealer-Manager, you shall use your best efforts to exercise the supervision and control that you deem necessary and appropriate to the activities of you and the Selling Agents to comply with all the provisions of the Act, insofar as the Act applies to your and their activities under this Agreement. Further, you and the Selling Agents shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, 2750, and Rule 2810(b)(2) and (b)(3), which provide as follows:

Sec. (b)(2)

Suitability

(A)	A member or person associated with a member shall not underwrite or participate in a public offering of a direct participation program unless standards of suitability have been established by the program for participants therein and such standards are fully disclosed in the prospectus and are consistent with the provisions of subparagraph (B).

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(B)	In recommending to a participant the purchase, sale or exchange of an interest in a direct participation program, a member or person associated with a member shall:

(i)	have reasonable grounds to believe, on the basis of information obtained from the participant concerning his investment objectives, other investments, financial situation and needs, and any other information known by the member or associated person, that:

a.	the participant is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits described in the prospectus, including the tax benefits where they are a significant aspect of the program;

b.	the participant has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; and

c.	the program is otherwise suitable for the participant; and

(ii)	maintain in the files of the member documents disclosing the basis upon which the determination of suitability was reached as to each participant.

(C)	Notwithstanding the provisions of subparagraphs (A) and (B) hereof, no member shall execute any transaction in direct participation program in a discretionary account without prior written approval of the transaction by the customer.

(D)	Subparagraphs (A) and (B), and, only in situations where the member is not affiliated with the direct participation program, subparagraph (C) shall not apply to:

(i)	a secondary public offering of or a secondary market transaction in a unit, depositary receipt, or other interest in a direct participation program that is listed on a national securities exchange; or

(ii)	an initial public offering of a unit, depositary receipt or other interest in a direct participation program for which an application for listing on a national securities exchange has been approved by such exchange and the applicant makes a good faith representation that it believes such listing on an exchange will occur within a reasonable period of time following the formation of the program.

Sec. (b)(3)

Disclosure

(A)	Prior to participating in a public offering of a direct participation program, a member or person associated with a member shall have reasonable grounds to believe, based on information made available

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to him by the sponsor through a prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the program.

(B)	In determining the adequacy of disclosed facts pursuant to subparagraph (A) hereof, a member or person associated with a member shall obtain information on material facts relating at a minimum to the following, if relevant in view of the nature of the program:

(i)	items of compensation;

(ii)	physical properties;

(iii)	tax aspects;

(iv)	financial stability and experience of the sponsor;

(v)	the program’s conflict and risk factors; and

(vi)	appraisals and other pertinent reports.

(C)	For purposes of subparagraphs (A) or (B) hereof, a member or person associated with a member may rely upon the results of an inquiry conducted by another member or members, provided that:

(i)	the member or person associated with a member has reasonable grounds to believe that such inquiry was conducted with due care;

(ii)	the results of the inquiry were provided to the member or person associated with a member with the consent of the member or members conducting or directing the inquiry; and

(iii)	no member that participated in the inquiry is a sponsor of the program or an affiliate of such sponsor.

(D)	Prior to executing a purchase transaction in a direct participation program, a member or person associated with a member shall inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the program during the term of the investment; provided, however, that paragraph (b) shall not apply to an initial or secondary public offering of or a secondary market transaction in a unit, depositary receipt or other interest in a direct participation program which complies with subparagraph (2)(D).

You and the Selling Agents shall maintain records on the information used to determine that the investment in the Units is suitable and appropriate for each subscriber, and shall maintain these records for at least six years after the Offering Termination Date for the respective Partnership.

(f)	You agree to advise the Managing General Partner in writing of each jurisdiction in which you and the Selling Agents propose to offer or sell the Units; and you shall not nor shall you permit any Selling Agent to offer or sell the Units in any jurisdiction until you have been advised in writing by the Managing General Partner, or the Managing General Partner’s special counsel, that the offer or sale of the Units:

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(i)	has been qualified in the jurisdiction;

(ii)	is exempt from the qualification requirements imposed by the jurisdiction; or

(iii)	the qualification is otherwise not required.

(g)	You and the Selling Agents have received copies of the Prospectus relating to the Units and you and the Selling Agents have relied only on the statements contained in the Prospectus and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units.

You agree and shall require the Selling Agents to agree to deliver a copy of the Prospectus to each subscriber to whom you sell the Units at or before the completion of any sale of Units to such subscriber (which sale shall be deemed, for the purposes of this Agreement to occur on the date on which that subscriber delivers subscription funds to the escrow agent), or earlier if required by the Blue Sky or securities laws of any state. Unless advised otherwise by the Managing General Partner, you and the Selling Agents may choose to provide each offeree with the following, which are collectively referred to as the “Sales Literature”:

(i)	a flyer entitled “ “;

(ii)	an article entitled “Tax Rewards with Oil and Gas Partnerships”;

(iii)	a brochure of tax scenarios entitled “How an Investment in Program Can Help Achieve an Investor’s Tax Objectives”;

(iv)	a booklet entitled “Outline of Tax Consequences of Oil and Gas Drilling Programs”;

(v)	a brochure entitled “Investment Insights – Tax Time”;

(vi)	a brochure entitled “Frequently Asked Questions”;

(vii)	a brochure entitled “The Drilling Process”; and

(viii)	possibly other supplementary materials.

Any such Sales Literature, if distributed, must have been preceded or must be accompanied by the Prospectus.

(h)	You and the Selling Agents agree that you and the Selling Agents shall not place any advertisement or other solicitation with respect to the Units (including without limitation any material for use in any newspaper, magazine, radio or television commercial, telephone recording, motion picture, or other public media) without:

(i)	the prior written approval of the Managing General Partner; and

(ii)	the prior written approval of the form and content thereof by the Commission, the NASD and the securities authorities of the states where such advertisement or solicitation is to be circulated.

Any such advertisements or solicitations shall be at your expense.

(i)	If a supplement or amendment to the Prospectus is prepared and delivered to you by the Managing General Partner, you agree and shall require any Selling Agent to agree as follows:

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(i)	to distribute each supplement or amendment to the Prospectus to every person who has previously received a copy of the Prospectus from you and/or the Selling Agent; and

(ii)	to include each supplement or amendment in all future deliveries of any Prospectus.

(j)	In connection with any offer or sale of the Units, you agree and shall require any Selling Agent to agree to the following:

(i)	to comply in all respects with statements set forth in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

(ii)	not to make any statement inconsistent with the statements in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

(iii)	not to make any untrue statement of a material fact or omit to state a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading in connection with the Partnerships, the Units or the offering; and

(iv)	not to provide any written information, statements, or sales materials other than the Prospectus, the Sales Literature, and any supplements or amendments to the Prospectus unless approved in writing by the Managing General Partner.

(k)	You agree to use your best efforts in the solicitation and sale of the Units and to coordinate and supervise the efforts of the Selling Agents, and you shall require any Selling Agent to agree to use its best efforts in the solicitation and sale of the Units, including that:

(i)	the prospective purchasers meet the suitability requirements set forth in the Prospectus, the Subscription Agreement, and this Agreement; and

(ii)	the prospective purchasers properly complete and execute the Subscription Agreement, which has been provided as Exhibit (I-B) to the Partnership Agreement, Exhibit (A) of the Prospectus, together with any additional forms provided in any supplement or amendment to the Prospectus, or otherwise provided to you by the Managing General Partner to be completed by prospective purchasers.

The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed Subscription Agreements shall be transmitted as set forth in Section 16 of this Agreement.

(l)	You agree and covenant that:

(i)	the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

(ii)	you shall have fulfilled all your obligations under this Agreement at the applicable closing date.

7.	State Securities Registration. Incident to the offer and sale of the Units, the Managing General Partner shall use its best efforts either in taking:

(a)	all necessary action and filing all necessary forms and documents deemed reasonable by it in order to qualify or register Units for sale under the securities laws of the jurisdictions requested by you pursuant to Section 6(f) of this Agreement; or

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(b)	any necessary action and filing any necessary forms deemed reasonable by it in order to obtain an exemption from qualification or registration in those jurisdictions.

Notwithstanding, the Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. The Managing General Partner and its counsel shall inform you as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or Blue Sky laws of those states and jurisdictions. The Managing General Partner, however, has not assumed and will not assume any obligation or responsibility as to your right or any Selling Agent’s right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

The Managing General Partner shall provide to you and the Selling Agents for delivery to all offerees and purchasers and their representatives any additional information, documents, and instruments that the Managing General Partner deems necessary to comply with the rules, regulations, and judicial and administrative interpretations in those states and jurisdictions for the offer and sale of the Units in those states.

The Managing General Partner shall file all post-offering forms, documents, or materials and take all other actions required by the states and jurisdictions in which the offer and sale of Units have been qualified, registered, or are exempt. However, the Managing General Partner shall not be required to take any action, make any filing, or prepare any document necessary or required in connection with your status or any Selling Agent’s status as a broker/dealer under the laws of any state or jurisdiction.

The Managing General Partner shall provide you with copies of all applications, filings, correspondence, orders, other documents, or instruments relating to any application for qualification, registration, exemption, or other approval under applicable state or Federal securities laws for the offering.

8.	Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

(a)	The Managing General Partner shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants and all fees and expenses of registering or qualifying the Units for offer and sale in the states and jurisdictions as set forth in Section 7 of this Agreement, or obtaining exemptions from qualification or registration, even if the offering of the Partnerships is not successfully completed.

(b)	You shall pay all expenses incident to the performance of your obligations under this Agreement, including the formation and management of the selling group and the fees and expenses of your own counsel and accountants, even if the offering of the Partnerships is not successfully completed.

9.	Conditions of the Dealer-Manager’s Duties. Your obligations under this Agreement shall be subject to the accuracy, as of the date of this Agreement and at the applicable closing date of:

(a)	the Managing General Partner’s representations and warranties made in this Agreement; and

(b)	to the performance by the Managing General Partner of its obligations under this Agreement.

10.	Conditions of the Managing General Partner’s Duties. The Managing General Partner’s obligations provided under this Agreement, including the duty to pay compensation to you as set forth in Section 4 of this Agreement, shall be subject to the following:

(a)	the accuracy, as of the date of this Agreement and at the applicable closing date of each Partnership as if made at the applicable closing date, of your representations and warranties made in this Agreement;

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(b)	the performance by you of your obligations under this Agreement; and

(c)	the Managing General Partner’s receipt, at or before the applicable closing date of each Partnership, of a fully executed Subscription Agreement for each prospective purchaser as required by Section 6(k) of this Agreement.

11.	Indemnification.

(a)	You and the Selling Agents shall indemnify and hold harmless the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your agreements with the Selling Agents or your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you and the Selling Agents shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(b)	The Managing General Partner shall indemnify and hold you and the Selling Agents harmless against any losses, claims, damages or liabilities, joint or several, to which you and the Selling Agents may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Managing General Partner’s breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Managing General Partner shall reimburse you and the Selling Agents for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(c)	The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

(d)	Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

12.	Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Managing General Partner and you in this Agreement, including the indemnity agreements contained in Section 11 of this Agreement, shall:

(a)	survive the delivery, execution and closing of this Agreement;

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(b)	remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Managing General Partner, or any of its officers, directors, or any person who controls the Managing General Partner within the meaning of the Act, or any other indemnified party; and

(c)	survive delivery of the Units.

13.	Termination.

(a)	You shall have the right to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement by giving notice as specified below any time at or before a closing date:

(i)	if the Managing General Partner has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

(ii)	there has occurred an event materially and adversely affecting the value of the Units.

If you elect to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, then the Managing General Partner shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

(b)	The Managing General Partner may terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile, or telegram, confirmed by letter as specified below at or before a closing date.

14.	Notices.

(a)	All notices or communications under this Agreement, except as otherwise specifically provided, shall be in writing.

(b)	Any notice or communication sent by the Managing General Partner or a Partnership to you shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed to you at P.O. Box 926, 311 Rouser Road, Moon Township, Pennsylvania 15108-0926.

(c)	Any notice or communication sent by you to the Managing General Partner or a Partnership shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed at 311 Rouser Road, Moon Township, Pennsylvania 15108.

15.	Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $ of each Partnership as set forth in Section 4(d) of this Agreement, the Managing General Partner and you and the Selling Agents, including customer carrying broker/dealers, agree that all subscribers shall be instructed to make their checks or wire transfers payable solely to the Escrow Agent as agent for the Partnership in which the Units are then being offered as follows:

(a)	“ , Escrow Agent, National City Bank of PA”; or

(b)	“ , Escrow Agent, National City Bank of PA.”

You agree and shall require the Selling Agents, including customer carrying broker/dealers, to agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber’s name and the account number of the escrow account for the Partnership in which the Units are then being offered.

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If you receive a check not conforming to the foregoing instructions, then you shall return the check to the Selling Agent not later than noon of the next business day following its receipt by you. The Selling Agent shall then return the check directly to the subscriber not later than noon of the next business day following its receipt from you. Checks received by you or a Selling Agent which conform to the foregoing instructions shall be transmitted by you under Section 16 “Transmittal Procedures,” below.

You represent that you have or will execute the Escrow Agreement for each Partnership and agree that you are bound by the terms of the Escrow Agreement executed by you, for the respective Partnership, and the Managing General Partner, the form of which is attached to this Agreement as Exhibit “A.”

16.	Transmittal Procedures. You and each Selling Agent, including customer carrying broker/dealers, shall transmit received investor funds in accordance with the following procedures. For purposes of the following, the term “Selling Agent” shall also include you as Dealer-Manager when you receive subscriptions from investors.

(a)	Pending receipt of a Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of this Agreement, the Selling Agents on receipt of any check from a subscriber shall promptly transmit the check and the original executed Subscription Agreement to you, as Dealer-Manager, by noon of the next business day following receipt of the check by the Selling Agent. By noon of the next business day following your receipt of the check and the original executed Subscription Agreement, you, as Dealer-Manager, shall transmit the check and a copy of the executed Subscription Agreement to the Escrow Agent, and the original executed Subscription Agreement and a copy of the check to the Managing General Partner.

(b)	On receipt by you, as Dealer-Manager, of notice from the Managing General Partner that a Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of this Agreement have been received, the Managing General Partner, you, and the Selling Agents agree that all subscribers then may be instructed, in the Managing General Partner’s sole discretion, to make their checks or wires payable solely to the Partnership in which Units are then being offered.

Thereafter, the Selling Agents shall promptly transmit any and all checks received from subscribers and the original executed Subscription Agreement to you, as Dealer-Manager, by noon of the next business day following receipt of the check by the Selling Agent. By noon of the next business day following your receipt of the check and the original executed Subscription Agreement, you, as Dealer-Manager, shall transmit the check and the original executed Subscription Agreement to the Managing General Partner.

17.	Parties. This Agreement shall inure to the benefit of and be binding on you, the Managing General Partner, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including the Partnerships, and their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you or a Selling Agent shall be construed a successor or assign merely by reason of the purchase.

18.	Relationship. This Agreement shall not constitute you a partner of the Managing General Partner, a Partnership, or any general partner of a Partnership, nor render the Managing General Partner, the Partnerships, or any general partner of a Partnership liable for any of your obligations.

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19.	Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

20.	Entire Agreement, Waiver.

(a)	This Agreement constitutes the entire agreement between the Managing General Partner and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

(b)	The Managing General Partner and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of that term or condition of this Agreement. Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

21.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

22.	Complaints. The Managing General Partner and you, as Dealer-Manager, agree as follows:

(a)	to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you or a Selling Agent;

(b)	to cooperate with the other in resolving the complaint; and

(c)	to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you or a Selling Agent.

23.	Privacy. The Managing General Partner and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively, as the “Privacy Laws.” The Managing General Partner and you agree as follows:

(a)	not to disclose or use the information except as required to carry out each party’s respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

(b)	to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

(c)	to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Managing General Partner and you.

24.	Anti-Money Laundering Provision. You and each Selling Agent each represent and warrant to the Managing General Partner that each of you have in place and will maintain suitable and adequate “know your customer” policies and procedures and that each of you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner on written request.

25.	Acceptance. Please confirm your agreement to the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

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Very truly yours,

MANAGING GENERAL PARTNER

, 200	By:
Date

PROGRAM

By:
Managing General Partner

, 200	By:
Date

DEALER-MANAGER

ANTHEM SECURITIES, INC.,
a Pennsylvania corporation

, 200	By:
Date

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EXHIBIT “A”

ESCROW AGREEMENT

THIS AGREEMENT is made to be effective as of                     , 200, by and among                     , a                      limited liability company (the “Managing General Partner”), Anthem Securities, Inc., a Pennsylvania corporation (“Anthem”), the “Dealer-Manager,”                     , a                      limited partnership (the “Partnership”) and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the “Escrow Agent”).

WITNESSETH:

WHEREAS, the Managing General Partner intends to offer publicly for sale to qualified investors (the “Investors”) up to                      investor general partner interests and up to                      limited partner interests in the Partnership (the “Units”).

WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire (the “Subscription Proceeds”).

WHEREAS, the cost per Unit will be $                      subject to certain discounts of up to % ($              per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($             ) subscriptions, with larger subscriptions permitted in $                      increments.

WHEREAS, the Managing General Partner and Anthem have executed an agreement (“Anthem Dealer-Manager Agreement”) under which Anthem will solicit subscriptions for Units in all states on a “best efforts” “all or none” basis for Subscription Proceeds of $                      and on a “best efforts” basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. (“NASD”) to participate in the offering of the Units (“Selling Agents”).

WHEREAS, the Anthem Dealer-Manager Agreement, the “Dealer-Manager Agreement,” provides for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

•	a % Dealer-Manager fee;

•	a % sales commission; and

•	an up to % reimbursement of the Selling Agents’ bona fide due diligence expenses;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $                    , excluding any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

WHEREAS, no subscriptions to the Partnership will be accepted after the “Offering Termination Date,” which is the first to occur of either:

•	receipt of the maximum Subscription Proceeds of $ ; or

•	, 200.

WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1.	Appointment of Escrow Agent. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2.	Deposit of Subscription Proceeds. Pending receipt of the minimum Subscription Proceeds of $2,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the “Subscription Agreement,” which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire made payable to “ , Escrow Agent, National City Bank of Pennsylvania.”

3.	Investment of Subscription Proceeds. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General Partner. This may be a savings account, bank money market account, short-term certificates of deposit issued by a bank, or short-term certificates of deposit issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.	Distribution of Subscription Proceeds. If the Escrow Agent:

(a)	receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $ have been received and accepted by the Managing General Partner; and

(b)	determines that Subscription Proceeds for at least $ are Distributable Subscription Proceeds;

then the Escrow Agent shall promptly release and distribute to the Managing General Partner the Distributable Subscription Proceeds plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account. For purposes of the Agreement, “Distributable Subscription Proceeds” are Subscription Proceeds which have been deposited in the escrow account (1) by wire transfer; and (2) by check, but in the case of checks only at the time that the Escrow Agent believes an amount of time has passed which would usually be sufficient for

Subscription Proceeds paid by check to have returned unpaid by the bank on which the check was drawn and after a 10 day period from the date of deposit.

After the occurrence of 4(a) and (b) above, Escrow Agent will provide a letter to the Managing General Partner confirming receipt of checks and/or wires representing Subscription Proceeds totaling at least $                              have been received and the anticipated date the funds will be considered Distributable Subscription Proceeds.

After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds become Distributable Subscription Proceeds after a 10 day period from the date of deposit.

The Managing General Partner shall immediately return to the Escrow Agent any Subscription Proceeds distributed to the Managing General Partner or refunded to an Investor to the extent that such Subscription Proceeds were paid by a check which is returned or otherwise not collected for any reason prior or subsequent to termination of this Agreement.

5.	Separate Partnership Account. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $ and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.	Distributions to Subscribers.

(a)	If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $ have been received and accepted by the Managing General Partner by twelve (12:00) p.m. (noon), local time, EASTERN STANDARD TIME on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor, for which Escrow Agent has a copy of the subscription agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor’s Subscription Proceeds while held by the Escrow Agent in the escrow account.

(b)	If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor’s Subscription Proceeds while held by the Escrow Agent in the escrow account.

7.	Compensation and Expenses of Escrow Agent. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys’ fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $ and the

Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8.	Duties of Escrow Agent. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9.	Liability of Escrow Agent. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent’s duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney’s fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent’s duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10.	Resignation or Removal of Escrow Agent. The Escrow Agent may resign as such after giving thirty days’ prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days’ prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent’s resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11.	Termination. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12.	Notice. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

If to the Escrow Agent:

National City Bank

c/o Allegiant Institutional Services

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Attention: Dawn DeWerth LOC 01-86PS-01

Phone: (216) 222-9225

Facsimile: (216) 222-7044

If to the Managing General Partner:

If to Anthem:

Anthem Securities, Inc.

311 Rouser Road

P.O. Box 926

Moon Township, Pennsylvania 15108

Attention: Justin T. Atkinson

Phone: (412) 262-1680

Facsimile: (412) 262-7430

Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.	Miscellaneous.

(a)	This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(b)	This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

(c)	This Agreement may be executed in multiple copies, each executed copy to serve as an original.

14.	The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

NATIONAL CITY BANK OF PENNSYLVANIA
As Escrow Agent

By:
James Schultz, Vice President

ANTHEM SECURITIES, INC.
A Pennsylvania corporation

By:
Justin T. Atkinson, President

APPENDIX I TO ESCROW AGREEMENT

Compensation for Services of Escrow Agent

REVIEW AND ACCEPTANCE FEE:

$ waived

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.	Annual Administrative Fee Payable in Advance	$
(or any portion thereof)

II.	Remittance of checks returned to subscribers
(set out in section 6 of the governing agreement)

III.	Wire transfers

IV.	Purchase or Sale of Securities

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/OR ADJUSTMENT UPON AMENDMENT THERETO.

EXHIBIT “B”

SELLING AGENT AGREEMENT

WITH ANTHEM SECURITIES, INC.

TO:

RE:

Gentlemen:

                                                  will be the Managing General Partner in a series of up to two limited partnerships organized under the                                                           Act:                                                      and                     , which are referred to as the “Partnership” or the “Partnerships.” The Units in the Partnerships, which are referred to as the “Units,” and the offering are described in the Prospectus, copies of which have been furnished to you with this Agreement.

Our firm, Anthem Securities, Inc., which is referred to as the “Dealer-Manager,” has entered into a Dealer-Manager Agreement for sales in all states, a copy of which has been furnished to you and is incorporated in this Agreement by reference, with the Managing General Partner and the Partnerships under which the Dealer-Manager has agreed to form a group of NASD member firms, which are referred to as the “Selling Agents.” The Selling Agents will obtain subscriptions for Units in each Partnership in all states on a “best efforts” basis under the Securities Act of 1933, as amended, which is referred to as the “Act,” and the provisions of the Prospectus.

You are invited to become one of the Selling Agents on a non-exclusive basis. By your acceptance below you agree to act in that capacity and to use your best efforts, in accordance with the terms and conditions of this Agreement, to solicit subscriptions for Units in each Partnership at the time the Partnership is being offered as provided in Section 1 of the Dealer-Manager Agreement in all states where you are duly registered or licensed as broker/dealer.

1.	Representations and Warranties of Selling Agent. You represent and warrant to the Dealer-Manager that:

(a)	You are a corporation or other entity duly organized, validly existing, and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

(b)	This Agreement when accepted and approved by you will be duly authorized, executed, and delivered by you and will be a valid and binding agreement on your part in accordance with its terms.

(c)	The consummation of the transactions contemplated by this Agreement and the Prospectus will not result in the following:

(i)	any breach of any of the terms or conditions of, or constitute a default under your organizational documents, bylaws, any indenture, agreement, or other instrument to which you are a party or by which you are bound; or

(ii)	any violation of any order applicable to you of any court, regulatory body or administrative agency having jurisdiction over you or over your affiliates.

(d)	You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the “Act of 1934,” as a broker/dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the jurisdictions where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Prospectus. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

(e)	Pursuant to your appointment as a Selling Agent, you shall comply with all the provisions of the Act, insofar as the Act applies to your activities under this Agreement. Further, you shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with the Act, the Act of 1934, the applicable rules and regulations of the Securities and Exchange Commission, which is referred to as the “Commission,” the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, 2750, and 2810(b)(2) and (b)(3), which provide as follows:

Sec. (b)(2)

Suitability

(A)	A member or person associated with a member shall not underwrite or participate in a public offering of a direct participation program unless standards of suitability have been established by the program for participants therein and such standards are fully disclosed in the prospectus and are consistent with the provisions of subparagraph (B).

(B)	In recommending to a participant the purchase, sale or exchange of an interest in a direct participation program, a member or person associated with a member shall:

(i)	have reasonable grounds to believe, on the basis of information obtained from the participant concerning his investment objectives, other investments, financial situation and needs, and any other information known by the member or associated person, that:

a.	the participant is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits described in the prospectus, including the tax benefits where they are a significant aspect of the program;

b.	the participant has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; and

c.	the program is otherwise suitable for the participant; and

(ii)	maintain in the files of the member documents disclosing the basis upon which the determination of suitability was reached as to each participant.

(C)	Notwithstanding the provisions of subparagraphs (A) and (B) hereof, no member shall execute any transaction in direct participation program in a discretionary account without prior written approval of the transaction by the customer.

(D)	Subparagraphs (A) and (B), and, only in situations where the member is not affiliated with the direct participation program, subparagraph (C) shall not apply to:

(i)	a secondary public offering of or a secondary market transaction in a unit, depositary receipt, or other interest in a direct participation program that is listed on a national securities exchange; or

(ii)	an initial public offering of a unit, depositary receipt or other interest in a direct participation program for which an application for listing on a national securities exchange has been approved by such exchange and the applicant makes a good faith representation that it believes such listing on an exchange will occur within a reasonable period of time following the formation of the program.

Sec. (b)(3)

Disclosure

(A)	Prior to participating in a public offering of a direct participation program, a member or person associated with a member shall have reasonable grounds to believe, based on information made available to him by the sponsor through a prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the program.

(B)	In determining the adequacy of disclosed facts pursuant to subparagraph (A) hereof, a member or person associated with a member shall obtain information on material facts relating at a minimum to the following, if relevant in view of the nature of the program:

(i)	items of compensation;

(ii)	physical properties;

(iii)	tax aspects;

(iv)	financial stability and experience of the sponsor;

(v)	the program’s conflict and risk factors; and

(vi)	appraisals and other pertinent reports.

(C)	For purposes of subparagraphs (A) or (B) hereof, a member or person associated with a member may rely upon the results of an inquiry conducted by another member or members, provided that:

(i)	the member or person associated with a member has reasonable grounds to believe that such inquiry was conducted with due care;

(ii)	the results of the inquiry were provided to the member or person associated with a member with the consent of the member or members conducting or directing the inquiry; and

(iii)	no member that participated in the inquiry is a sponsor of the program or an affiliate of such sponsor.

(D)	Prior to executing a purchase transaction in a direct participation program, a member or person associated with a member shall inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the program during the term of the investment; provided, however, that paragraph (b) shall not apply to an initial or secondary public offering of or a secondary market transaction in a unit, depositary receipt or other interest in a direct participation program which complies with subparagraph (2)(D).

(f)	You shall not offer or sell the Units in any jurisdiction until you have been advised in writing by the Managing General Partner, or the Managing General Partner’s special counsel, that the offer or sale of the Units:

(i)	has been qualified in the jurisdiction;

(ii)	is exempt from the qualification requirements imposed by the jurisdiction; or

(iii)	the qualification is otherwise not required.

(g)	You agree that you shall not place any advertisement or other solicitation with respect to the Units (including without limitation any material for use in any newspaper, magazine, radio or television commercial, telephone recording, motion picture, or other public media) without:

(i)	the prior written approval of the Managing General Partner; and

(ii)	the prior written approval of the form and content thereof by the Commission, the NASD and the securities authorities of the states where such advertisement or solicitation is to be circulated.

Any such advertisements or solicitations shall be at your expense.

(h)	You have received copies of the Prospectus relating to the Units and you have relied only on the statements contained in the Prospectus and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units.

You shall deliver a copy of the Prospectus to each subscriber to whom you sell the Units at or before the completion of any sale of Units to such subscriber (which sale shall be deemed, for the purposes of this Agreement to occur on the date on which that subscriber delivers subscription funds to the escrow agent), or earlier if required by the blue sky or securities laws of any jurisdiction. Unless advised otherwise by the Managing General Partner, you may choose to provide each offeree with the following sales materials which are collectively referred to as the “Sales Literature”:

(ix) a flyer entitled “                                                         “;

(x) an article entitled “Tax Rewards with Oil and Gas Partnerships”;

(xi)	a brochure of tax scenarios entitled “How an Investment in Program Can Help Achieve an Investor’s Tax Objectives”;

(xii)	a booklet entitled “Outline of Tax Consequences of Oil and Gas Drilling Programs”;

(xiii)	a brochure entitled “Investment Insights – Tax Time”;

(xiv)	a brochure entitled “Frequently Asked Questions”; and

(xv)	a brochure entitled “The Drilling Process”; and

(xvi)	possibly other supplementary materials.

Any such Sales Literature, if distributed, must have been preceded or must be accompanied by the Prospectus.

(i)	If a supplement or amendment to the Prospectus is prepared and delivered to you by the Managing General Partner or the Dealer-Manager, you agree as follows:

(i)	to distribute each supplement or amendment to the Prospectus to every person who has previously received a copy of the Prospectus from you; and

(ii)	to include each supplement or amendment in all future deliveries of any Prospectus.

(j)	In connection with any offer or sale of the Units, you agree to the following:

(i)	to comply in all respects with statements set forth in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

(ii)	not to make any statement inconsistent with the statements in the Prospectus, the Partnership Agreement, and any supplements or amendments to the Prospectus;

(iii)	not to provide any written information, statements, or sales materials other than the Prospectus, the Sales Literature, and any supplements or amendments to the Prospectus unless approved in writing by the Managing General Partner; and

(iv)	not to make any untrue statement of a material fact or omit to state a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading in connection with the Partnerships, the Units or the offering.

(k)	You agree to use your best efforts in the solicitation and sale of the Units, including that:

(i)	you comply with all the provisions of the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

(ii)	the prospective purchasers meet the suitability requirements set forth in the Prospectus, the Subscription Agreement, and this Agreement; and

(iii)	the prospective purchasers properly complete and execute the Subscription Agreement, which has been provided as Exhibit (I-B) to the Partnership Agreement, Exhibit (A) of the Prospectus, together with any additional forms provided in any supplement or amendment to the Prospectus, or otherwise provided to you by the Managing General Partner or the Dealer-Manager to be completed by prospective purchasers.

You acknowledge and agree that the Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in Section 11 of this Agreement.

(l)	You agree and covenant that:

(i)	the representations and warranties you make in this Agreement are and shall be true and correct as of the date of this Agreement and at the applicable closing date; and

(ii)	you shall and have fulfilled all your obligations under this Agreement at the applicable closing date.

2.	Commissions.

(a)	Subject to the receipt of the minimum required subscription proceeds of $ as described in Section 4(d) of the Dealer-Manager Agreement, and the discounts set forth in Section 4(c) of the Dealer-Manager Agreement for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers or directors of the Managing General Partner, the Dealer-Manager is entitled to receive from the Managing General Partner a % Sales Commission and a % Dealer-Manager Fee, based on the aggregate amount of all Unit subscriptions to a Partnership secured by the Dealer-Manager or the selling group formed by the Dealer-Manager and accepted by the Managing General Partner.

Additionally, the Dealer-Manager is entitled to receive from the Managing General Partner an up to         % reimbursement of the Selling Agents’ bona fide due diligence expenses per Unit.

Subject to the terms and conditions set forth in this Agreement, including the Dealer-Manager’s receipt from you of the documentation required of you in Section 1 of this Agreement, the Dealer-Manager agrees to pay you on Units sold by you and accepted by the Managing General Partner:

(i)	a % Sales Commission, subject to the performance by you of your obligations under Appendix I to this Agreement, which is incorporated in this Agreement by reference; and

(ii)	up to a % reimbursement of your bona fide due diligence expenses per Unit. With respect to the up to % reimbursement of your bona fide due diligence expenses, any bill presented by you to the Dealer-Manager for reimbursement of costs associated with your due diligence activities must be for actual costs and may not include a profit margin. Although the Dealer-Manager is not required to obtain an itemized expense statement before paying out due diligence expenses, any bill for due diligence submitted by you must be based on your actual expenses incurred in conducting due diligence. If the Dealer-Manager receives a non-itemized bill for due diligence that it has reason to question, then it has the obligation to ensure your compliance by requesting an itemized statement to support the bill submitted by you. If such a due diligence bill cannot be justified, any excess over actual due diligence expenses that is paid is considered by the NASD to be undisclosed underwriting compensation and is required to be included within the 10% compensation guideline under NASD Conduct Rule 2810, and reflected on your books and records. Notwithstanding, if you provide an itemized bill in excess of % then the excess over % will not be included within the 10% compensation guideline, but instead the 4.5% organization and offering cost guideline of NASD Conduct Rule 2810.

(iii)	In addition, the Dealer-Manager or Managing General Partner may make certain non-cash compensation arrangements of up to % per Unit with you or your registered representatives. The permissible non-cash compensation will be paid for training and education meetings, gifts that do not exceed $100 per year and are not preconditioned on the achievement of a sales target, an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target and contributions by the Dealer-Manager or Managing General Partner to a non-cash compensation arrangement between you and your associated persons, provided that the Dealer-Manager or Managing General Partner do not directly or indirectly participate in your organization of the permissible non-cash compensation arrangement. The Dealer-Manager is responsible for ensuring that all non-cash compensation arrangements comply with the restrictions on non-cash compensation in connection with direct participation programs as set forth in NASD Conduct Rule 2810. For example, if the Managing General Partner or Dealer-Manager pays or reimburses you in connection with meetings held by the Managing General Partner or Dealer-Manager for the purpose of training or education of your registered representatives, then the following conditions must be met:

(A)	your registered representative must obtain your prior approval to attend the meeting and attendance by your registered representatives must not be conditioned by you on the achievement of a sales target;

(B)	the location of the training and education meeting must be appropriate to the purpose of the meeting, as defined in NASD Conduct Rule 2810;

(C)	the payment or reimbursement must not be applied to the expenses of guests of the registered representative;

(D)	the payment or reimbursement by the Managing General Partner or Dealer-Manager must not be conditioned by the Managing General Partner or Dealer-Manager on the achievement of a sales target; and

(E)	the appropriate records must be maintained.

Non-cash compensation means any form of compensation received in connection with the sale of the Units that is not cash compensation, including but not limited to merchandise, gifts and prizes, travel expenses, meals and lodging.

[Also, the Dealer-Manager may pay a marketing fee of up to                 if you meet certain sales thresholds and provide marketing support as set forth in Appendix II, but in no event shall you receive non-cash compensation and the marketing fee if it represents more than % per unit.]

(iv)	Your sales commissions which are owed to you as set forth above shall be paid to you within seven business days after the Dealer-Manager has received the related amounts owed to it under the Dealer-Manager Agreement, which the Dealer-Manager is entitled to receive within five business days after the conditions described in Section 4(e) of the Dealer-Manager Agreement are satisfied and approximately every two weeks thereafter until the respective Partnership’s Offering Termination Date, which is described in

Section 1 of the Dealer-Manager Agreement. The balance of your sales commissions and the reimbursements which are owed to you as set forth above shall be paid to you within seven business days after the Dealer-Manager has received the related amounts owed to it under the Dealer-Manager Agreement, which the Dealer-Manager is entitled to receive within fourteen business days after the respective Partnership’s Offering Termination Date.

(b)	Notwithstanding anything in this Agreement to the contrary, you agree to waive payment of your compensation and reimbursements which are owed to you as set forth above until the Dealer-Manager is in receipt of the related amounts owed to it under the Dealer-Manager Agreement, and the Dealer-Manager’s liability to pay your compensation and reimbursements under this Agreement shall be limited solely to the proceeds of the related amounts owed to it under the Dealer-Manager Agreement.

(c)	As provided in Section 4(d) of the Dealer-Manager Agreement, a Partnership shall not begin operations unless it receives subscription proceeds for at least $ by its respective Offering Termination Date. If this amount is not secured by the respective Partnership’s Offering Termination Date, then nothing shall be payable to you for the respective Partnership and all funds advanced by subscribers for Units in the respective Partnership shall be returned to them with interest earned, if any.

3.	Blue Sky Qualification. The Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. On application to the Dealer-Manager you will be informed as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or “Blue Sky” laws of those states and jurisdictions.

Notwithstanding the foregoing, the Dealer-Manager, the Partnerships, and the Managing General Partner have not assumed and will not assume any obligation or responsibility as to your right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

4.	Expense of Sale. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

(a)	The Dealer-Manager shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants, even if the offering of any or all of the Partnerships is not successfully completed.

(b)	You shall pay all expenses incident to the performance of your obligations under this Agreement, including the fees and expenses of your own counsel and accountants, even if the offering of any or all of the Partnerships is not successfully completed.

5.	Conditions of Your Duties. Your obligations under this Agreement, as of the date of this Agreement and at the applicable closing date, shall be subject to the following:

(a)	the performance by the Dealer-Manager of its obligations under this Agreement; and

(b)	the performance by the Managing General Partner of its obligations under the Dealer-Manager Agreement.

6.	Conditions of Dealer-Manager’s Duties. The Dealer-Manager’s obligations under this Agreement, including the duty to pay compensation and reimbursements to you as set forth in Section 2 of this Agreement, shall be subject to the following:

(a)	the accuracy, as of the date of this Agreement and at the applicable closing date as if made at the applicable closing date, of your representations and warranties made in this Agreement;

(b)	the performance by you of your obligations under this Agreement; and

(c)	the Dealer-Manager’s receipt, at or before the applicable closing date, of a fully executed Subscription Agreement for each prospective purchaser as required by Section 1(k) of this Agreement.

7.	Indemnification.

(a)	You shall indemnify and hold harmless the Dealer-Manager, the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(b)	The Dealer-Manager shall indemnify and hold you harmless against any losses, claims, damages, or liabilities, joint or several, to which you may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Dealer-Manager’s breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Dealer-Manager shall reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

(c)	The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

(d)	Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

8.	Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Dealer-Manager and you in this Agreement, including the indemnity agreements contained in Section 7 of this Agreement, shall:

(a)	survive the delivery, execution and closing of this Agreement;

(b)	remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Dealer-Manager, or any of its officers, directors or any person who controls the Dealer-Manager within the meaning of the Act, or any other indemnified party; and

(c)	survive delivery of the Units.

9.	Termination.

(a)	You shall have the right to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement by giving notice as specified in Section 16 of this Agreement any time at or before a closing date:

(i)	if the Dealer-Manager has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

(ii)	there has occurred an event materially and adversely affecting the value of the Units.

If you elect to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, then the Dealer-Manager shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

(b)	The Dealer-Manager may terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile or telegram, confirmed by letter.

10.	Format of Checks/Escrow Agent. Pending receipt of the minimum subscription proceeds of $2,000,000 as set forth in Section 4(d) of the Dealer-Manager Agreement, the Dealer-Manager and you, including if you are a customer carrying broker/dealer, agree that all subscribers shall be instructed to make their checks or wire transfers payable solely to the Escrow Agent as agent for the Partnership in which the Units are then being offered as follows:

(a)	“ , Escrow Agent, National City Bank of PA”; or

(b)	“ , Escrow Agent, National City Bank of PA.”

Also, you, including if you are a customer carrying broker/dealer, agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber’s name and the account number of the escrow account for the Partnership in which the Units are then being offered.

If you receive a check not conforming to the foregoing instructions, then you shall return the check directly to the subscriber not later than noon of the next business day following its receipt by you from the subscriber. If the Dealer-Manager receives a check not conforming to the foregoing instructions, then the Dealer-Manager shall return the check to you not later than noon of the next business day following its receipt by the Dealer-Manager and you shall then return the check directly to the subscriber not later than noon of the next business day following its receipt by you from the Dealer-Manager. Checks received by you which conform to the foregoing instructions shall be transmitted by you under Section 11 “Transmittal Procedures,” below.

You agree that you are bound by the terms of the Escrow Agreement, a copy of which is attached to the Dealer-Manager Agreement as Exhibit “A.”

11.	Transmittal Procedures. You, including if you are a customer carrying broker/dealer, shall transmit received investor funds in accordance with the following procedures.

(a)	Pending receipt of a Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of the Dealer-Manager Agreement, you shall promptly transmit any and all checks received by you from subscribers and the original executed Subscription Agreement to the Dealer-Manager by noon of the next business day following receipt of the check by you. By noon of the next business day following the Dealer-Manager’s receipt of the check and the original executed subscription documents, the Dealer-Manager shall transmit the check and a copy of the executed Subscription Agreement to the Escrow Agent, and the original executed Subscription Agreement and a copy of the check to the Managing General Partner.

(b)	On receipt by you of notice from the Managing General Partner or the Dealer-Manager that a Partnership’s minimum subscription proceeds of $ as set forth in Section 4(d) of the Dealer-Manager Agreement have been received, you agree that all subscribers then may be instructed, in the Managing General Partner’s sole discretion, to make their checks or wire transfers payable solely to the Partnership then being offered.

Thereafter, you shall promptly transmit any and all checks received by you from subscribers and the original executed Subscription Agreement to the Dealer-Manager by noon of the next business day following receipt of the check by you. By noon of the next business day following the Dealer-Manager’s receipt of the check and original Subscription Agreement, the Dealer-Manager shall transmit the check and the original executed Subscription Agreement to the Managing General Partner.

12.	Parties. This Agreement shall inure to the benefit of and be binding on you, the Dealer-Manager, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you shall be construed a successor or assign merely by reason of the purchase.

13.	Relationship. You are not authorized to hold yourself out as agent of the Dealer-Manager, the Managing General Partner, a Partnership or any other Selling Agent. This Agreement shall not constitute you a partner of the Managing General Partner, the Dealer-Manager, a Partnership, any general partner of a Partnership, or any other Selling Agent, nor render the Managing General Partner, the Dealer-Manager, the Partnerships, any general partner of a Partnership, or any other Selling Agent, liable for any of your obligations.

14.	Effective Date. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

15.	Entire Agreement, Waiver.

(a)	This Agreement constitutes the entire agreement between the Dealer-Manager and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

(b)	The Dealer-Manager and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of the term or condition of this Agreement.

(c)	Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

16.	Notices.

(a)	Any communications from you shall be in writing addressed to the Dealer-Manager at P.O. Box 926, Moon Township, Pennsylvania 15108-0926.

(b)	Any notice from the Dealer-Manager to you shall be deemed to have been duly given if mailed, faxed or telegraphed to you at your address shown below.

17.	Complaints. The Dealer-Manager and you agree as follows:

(d)	to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you;

(e)	to cooperate with the other in resolving the complaint; and

(f)	to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you.

26.	Privacy. The Dealer-Manager and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively as the “Privacy Laws.” The Dealer-Manager and you agree as follows:

(a)	not to disclose or use the information except as required to carry out each party’s respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

(b)	to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

(c)	to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Dealer-Manager and you.

19.	Anti-Money Laundering Provision. You represent and warrant to the Managing General Partner and the Dealer-Manager that you have in place and will maintain suitable and adequate “know your customer” policies and procedures and that you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner and the Dealer-Manager on written request.

20.	Acceptance. Please confirm your agreement to become a Selling Agent under the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

Sincerely,

________________________, 2007	ANTHEM SECURITIES, INC.
Date

ATTEST:

________________________________	By:
(SEAL) Secretary	Justin Atkinson, President

ACCEPTANCE:

We accept your invitation to become a Selling Agent under all the terms and conditions stated in the above Agreement and confirm that all the statements set forth in the above Agreement are true and correct. We hereby acknowledge receipt of the Prospectuses and Sales Literature and a copy of the Dealer-Manager Agreement referred to above.

________________________, 2007	_______________________________________________________________,
Date	a(n) __________________________________________corporation,

ATTEST:
________________________________	By:____________________________________________________________
(SEAL) Secretary	__________________________________________, President

_______________________________________________________________
(Address)
_______________________________________________________________
_______________________________________________________________

_______________________________________________________________
(Telephone Number)

Our CRD Number is____________________________________________
Our Tax ID Number is___________________________________________

APPENDIX I TO SELLING AGENT AGREEMENT

In partial consideration for the payment to you, as Selling Agent, by the Dealer-Manager of the Sales Commission as set forth in Section 2(a) of the Selling Agent Agreement, you warrant, represent, covenant, and agree with the Dealer-Manager that you, as Selling Agent, shall do the following:

•	prominently and promptly announce your participation in the offering as Selling Agent to your registered representatives, whether by newsletter, e-mail, mail or otherwise, which announcement also shall advise your registered representatives to contact our Regional Marketing Director in whose territory the registered representative is located (the information concerning our Regional Marketing Directors has been provided to you by separate correspondence) with a copy of the announcement provided concurrently to the Dealer-Manager; and

•	provide the Dealer-Manager with the names, telephone numbers, addresses and e-mail addresses of your registered representatives, which information shall be kept confidential by the Dealer-Manager and the Managing General Partner and shall not be used for any purpose other than the marketing of the offering as set forth in the Dealer-Manager Agreement and the Selling Agent Agreement. Further, you, as Selling Agent, agree that the Dealer-Manager and the Managing General Partner may directly contact your registered representatives, in person or otherwise, to:

•	inform them of the offering;

•	explain the merits and risks of the offering; and

•	otherwise assist in your registered representatives’ efforts to solicit and sell Units.